Exhibit 10.3

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 16 C.F.R. §§ 200.80(b)(4) and 17 C.F.R. § 24b-2

PATENT CROSS-LICENSE AGREEMENT

This Patent Cross-License Agreement (“LICENSE AGREEMENT”), effective as of August 22, 2015 (the “EFFECTIVE DATE”), is entered into by and between Butamax Advanced Biofuels LLC (“BUTAMAX”), a Delaware limited liability company, with offices located at Routes 141 and Henry Clay, Wilmington, DE 19880, and Gevo, Inc. (“GEVO”), a Delaware corporation, with offices located at 345 Inverness Drive South Building C, Suite 310, Englewood, CO 81110 (BUTAMAX and GEVO, each a “PARTY” and, collectively, the “PARTIES”).

BACKGROUND TO THIS LICENSE AGREEMENT

WHEREAS, one or more of the BUTAMAX PARTIES (as defined herein) and GEVO are engaged in the SUBJECT LITIGATION (as defined herein); and

WHEREAS, to avoid further costs, uncertainties, and diversion of management time, and to foster and advance the creation, development and viability of the markets and utilization of bio-isobutanol, the BUTAMAX PARTIES and GEVO desire to resolve the SUBJECT LITIGATION and related threated litigation and to enter into the SETTLEMENT AGREEMENT (as defined herein) and a new business relationship wherein BUTAMAX and GEVO grant rights to the other under certain patents and patent applications under this LICENSE AGREEMENT.

NOW, THEREFORE, in consideration of the mutual agreements, covenants, and commitments set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the PARTIES hereby agree as follows:

AGREEMENT

1.	DEFINITIONS

For purposes of this LICENSE AGREEMENT, terms used herein with capital letters shall have the respective meanings set forth in Exhibit A attached hereto.

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2.	PATENT CROSS-LICENSE
(a)	Licenses from BUTAMAX to GEVO
(i)

License in the GEVO FIELDS OF USE.  Subject to royalty payments (if any) set forth in Section 3(a) and the TECHNOLOGY FEES (if any) set forth in Section 3(c) and other terms and conditions of this LICENSE AGREEMENT, BUTAMAX hereby grants to GEVO a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the BUTAMAX PATENTS (with no right to sublicense (except as set forth in Section 2(a)(vi))), during the BUTAMAX PATENT TERM: (A) to make, have made, use, import and export GEVO’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the GEVO SEPARATION TECHNOLOGY, and (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A), and to use, offer to sell, sell, import and export such BIOBUTANOL, in each case with respect to the foregoing clauses (A) and (B), solely within the GEVO FIELDS OF USE.

(ii)

License in the DIRECT FUEL BLENDING field (up to a Certain Volume).  Subject to royalty payments (if any) set forth in Section 3(a) and the TECHNOLOGY FEES (if any) set forth in Section 3(c) and other terms and conditions of this LICENSE AGREEMENT, BUTAMAX hereby grants (with respect to any volume of BIOBUTANOL permitted to be offered to sell, sold, imported or exported by GEVO directly under this Section 2(a)(ii)) or will grant (with respect to any volume of BIOBUTANOL required to be offered to sell, sold, imported or exported through BUTAMAX under this Section 2(a)(ii))) to GEVO a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the BUTAMAX PATENTS (with no right to sublicense (except as set forth in Section 2(a)(vi))), during the BUTAMAX PATENT TERM: (A) to make, have made, use, import and export GEVO’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the GEVO SEPARATION TECHNOLOGY (solely in accordance with the immediately following clause (B)), for sale within the DIRECT FUEL BLENDING field (solely in

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accordance with the following clause (C)), (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A) and to use such BIOBUTANOL within the DIRECT FUEL BLENDING field, and (C) to offer to sell, sell, import and export such BIOBUTANOL within the DIRECT FUEL BLENDING field; provided that GEVO’s rights under this Section 2(a)(ii) shall be subject to the following:

(x) notwithstanding anything herein that may be to the contrary, GEVO may not make, have made, use, offer to sell, sell, import or export any volume of BIOBUTANOL within the DIRECT FUEL BLENDING field in a given calendar year under this Section 2(a)(ii) and no license or right shall be granted under this Section 2(a)(ii), once the cumulative volume of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or other GEVO SUBLICENSEES (in all fields) in such calendar year exceeds thirty (30) million GALLONS (in such event, all additional volumes of BIOBUTANOL to be offered to sell, sold, imported or exported by or for GEVO, its AFFILIATES or other GEVO SUBLICENSEES within the DIRECT FUEL BLENDING field under Section 2(a)(iii) or 2(a)(iv) in such calendar year shall be only through BUTAMAX under COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES under an executed agreement for that purpose); and

(y) provided that the thirty (30) million GALLON limit set forth in Section 2(a)(ii)(x) has not been met for a given calendar year, for any volume of BIOBUTANOL sold or to be sold by GEVO within the DIRECT FUEL BLENDING field in excess of fifteen (15) million, but no more than thirty  (30) million GALLONS in such calendar year under Section 2(a)(ii)(C), GEVO shall [   ***   ]

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[ *** ].	*

For reference purposes, the PARTIES have attached Exhibit H as a plain English description of the rights licensed under this Section 2(a)(ii).  In case of any ambiguity or conflict between the body of this LICENSE AGREEMENT and Exhibit H, the body of this LICENSE AGREEMENT shall control.

(iii)

License in the DIRECT FUEL BLENDING field (in excess of a Certain Volume in First Five Years).  Subject to royalty payments set forth in Section 3(a) and the TECHNOLOGY FEES (if any) set forth in Section 3(c) and other terms and conditions of this LICENSE AGREEMENT, for five (5) years from the EFFECTIVE DATE, in the event that the cumulative volume of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or other GEVO SUBLICENSEES (in all fields) in the applicable calendar year exceeds thirty (30) million GALLONS, BUTAMAX will grant to GEVO a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the BUTAMAX PATENTS (with no right to sublicense (except as set forth in Section 2(a)(vi))):  (A) to make, have made, use, import and export GEVO’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the GEVO SEPARATION TECHNOLOGY for such volumes to the extent exceeding a total of thirty (30) million GALLONS (in all fields) per calendar year (solely in accordance with the immediately following clause (B)), for sale within the DIRECT FUEL BLENDING field only

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through BUTAMAX (solely in accordance with the following clause (C)),  (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A) and to use such BIOBUTANOL within the DIRECT FUEL BLENDING field, and (C) to offer to sell, sell, import and export such BIOBUTANOL within the DIRECT FUEL BLENDING field only through BUTAMAX under COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES under an executed agreement for that purpose.  Notwithstanding the foregoing, to the extent that BUTAMAX provides GEVO with an approval in writing for direct sale in a particular jurisdiction outside of the U.S., GEVO may sell such BIOBUTANOL directly within the DIRECT FUEL BLENDING field in such jurisdiction.

(iv)

License in the DIRECT FUEL BLENDING field (in excess of a Certain Volume After First Five Years).  Subject to royalty payments set forth in Section 3(a) and the TECHNOLOGY FEES (if any) set forth in Section 3(c) and other terms and conditions of this LICENSE AGREEMENT, after the end of the five (5)-year period from the EFFECTIVE DATE, in the event that the cumulative volume of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or other GEVO SUBLICENSEES (in all fields) in the applicable calendar year exceeds thirty (30) million GALLONS, BUTAMAX will grant to GEVO a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the BUTAMAX PATENTS (with no right to sublicense (except as set forth in Section 2(a)(vi))), so long as, at the end of such five (5)-year period:

(1) BUTAMAX [ *** ] and (B) has not abandoned efforts to build the DIRECT FUEL BLENDING field; and	*

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(2)

BUTAMAX offers COMMERCIALLY REASONABLE TERMS to GEVO to sell BIOBUTANOL through BUTAMAX within the DIRECT FUEL BLENDING field (with respect to volumes produced by GEVO to the extent exceeding thirty (30) million GALLONS per calendar year), provided that GEVO has met all requirements for sale by BUTAMAX consistent with the COMMERCIALLY REASONABLE TERMS, including as further provided in Exhibit F (clauses (1) and (2), collectively, the “BUTAMAX MILESTONES”);

from the end of such five (5)-year period and for the remaining term of the BUTAMAX PATENT TERM:  (A) to make, have made, use, import and export GEVO’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the GEVO SEPARATION TECHNOLOGY for such volumes to the extent exceeding a total of thirty (30) million GALLONS (in all fields) per calendar year (solely in accordance with the immediately following clause (B)), for sale within the DIRECT FUEL BLENDING field only through BUTAMAX (solely in accordance with the following clause (C)), (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A) and to use such BIOBUTANOL within the DIRECT FUEL BLENDING field, and (C) to offer to sell, sell, import and export such BIOBUTANOL within the DIRECT FUEL BLENDING field only through BUTAMAX under COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES under an executed agreement for that purpose.  Notwithstanding the foregoing, to the extent that BUTAMAX provides GEVO with an approval in writing for direct sale in a particular jurisdiction outside of the U.S., GEVO may sell such BIOBUTANOL directly within the DIRECT FUEL BLENDING field in such jurisdiction.  In the event that GEVO believes that BUTAMAX has not met a BUTAMAX MILESTONE at the end of such five (5)-year period, then Section 2(a)(v) shall apply.

(v)	BUTAMAX MILESTONES. In the event that GEVO believes that BUTAMAX has not met a BUTAMAX MILESTONE, GEVO shall provide written notice to BUTAMAX and senior executives of the PARTIES shall

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meet to resolve such dispute within thirty (30) days after the date of such notice.  In the event that such senior executives of the PARTIES fail to resolve such dispute within such time period, either PARTY may initiate binding arbitration in accordance with Section 11 (without going through the steps set forth in Sections 11(b) through 11(c)) to FINALLY DETERMINE whether GEVO has established by clear and convincing evidence that BUTAMAX has not met such BUTAMAX MILESTONE.  The PARTIES shall instruct the arbitrators to consider the following factors when resolving such dispute under this Section 2(a)(v):

[ *** ]	*

(6)	other factors as provided in Exhibit F.

Prior to the arbitrators making a FINAL DETERMINATION or the PARTIES agreeing in writing on whether BUTAMAX has failed to meet a BUTAMAX MILESTONE, and during the six (6)-month cure period set forth in this Section 2(a)(v) below, subject to royalty payments set forth in Section 3(a)(i)(1), GEVO may offer to sell or sell BIOBUTANOL within the DIRECT FUEL BLENDING field only through BUTAMAX under COMMERCIALLY REASONABLE TERMS in accordance with Section 2(a)(iv).

In the event that the arbitrators FINALLY DETERMINE, or the PARTIES agree in writing, that BUTAMAX has met the BUTAMAX MILESTONES, then, subject to royalty payments set forth in Section 3(a)(i)(1), GEVO may continue for the remaining term of the BUTAMAX PATENT TERM to offer to sell or sell BIOBUTANOL within the DIRECT FUEL BLENDING

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field only through BUTAMAX under COMMERCIALLY REASONABLE TERMS in accordance with Section 2(a)(iv).

In the event that the arbitrators FINALLY DETERMINE, or the PARTIES agree in writing, that BUTAMAX has failed to meet a BUTAMAX MILESTONE, and BUTAMAX has failed to cure such failure to meet a BUTAMAX MILESTONE within a period of six (6) months after the date of such decision or written agreement, then, subject to royalty payments set forth in Section 3(a)(i)(1), the license granted to GEVO under Section 2(a)(iv) shall continue for the remaining term of the BUTAMAX PATENT TERM, except that GEVO shall not be required to offer to sell or sell BIOBUTANOL only through BUTAMAX and may offer to sell or sell BIOBUTANOL into the DIRECT FUEL BLENDING field directly.

In the event that, as agreed by the PARTIES in writing or FINALLY DETERMINED by the arbitrators, BUTAMAX has cured such failure to meet such BUTAMAX MILESTONE within such six (6)-month period, then the license granted to GEVO under Section 2(a)(iv) shall continue for the remaining term of the BUTANAX PATENT TERM and GEVO may offer to sell or sell BIOBUTANOL within the DIRECT FUEL BLENDING field only through BUTAMAX under COMMERCIALLY REASONABLE TERMS in accordance with Section 2(a)(iv).  If reasonably practicable, the PARTIES will use the same arbitrators that determined BUTAMAX failed to meet a BUTAMAX MILESTONE to determine whether BUTAMAX has cured such failure.

(vi)

Sublicensing.  Subject to royalty payments (if any) set forth in Section 3(a) and other terms and conditions set forth in this LICENSE AGREEMENT, the licenses granted under this Section 2(a) and the license to be granted upon GEVO’s exercise of the option under Section 2(c) include the limited right to sublicense to GEVO’s AFFILIATES and THIRD PARTIES, except that no such AFFILIATES or other GEVO SUBLICENSEES shall be permitted to (x) make, have made, use, offer to sell, sell, distribute or transfer, import or export BIOCATALYSTS under any sublicense (other than for purposes of (A) making BIOBUTANOL for

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distribution by or for GEVO in the GEVO FIELDS OF USE or the DIRECT FUEL BLENDING field in accordance with this Section 2(a) or (B) performing research and development services for GEVO in accordance with Section 2(a)(x)), (y) have made BIOBUTANOL under any sublicense, or (z) grant any further sublicense (except that (1) directly or indirectly wholly owned subsidiaries of GEVO and (2) PERSONS under direct or indirect common control (as defined in the definition of “AFFILIATES”) with GEVO shall be permitted to further sublicense, to the same extent GEVO is permitted to sublicense under this Section 2(a)(vi)).  GEVO shall be liable and responsible for any breach of any provisions of this LICENSE AGREEMENT and other actions or omissions relating to this LICENSE AGREEMENT by any of its MANUFACTURERS, its AFFILIATES or other GEVO SUBLICENSEES, to the same extent as if such breach or action or omission were by GEVO itself, including for purposes of Section 9; except that, provided that GEVO is in compliance with Section 4(a), GEVO shall not be liable or responsible for any breach of Section 4(a) by its AFFILIATES or other GEVO SUBLICENSEES.

(1)

Sublicense Agreements.  GEVO shall enter into a sublicense agreement with each GEVO SUBLICENSEE in writing and shall include in each such sublicense agreement provisions that require each such GEVO SUBLICENSEE to be bound by and comply with the terms and conditions that are at least as restrictive as the applicable terms and conditions of this LICENSE AGREEMENT, including the following:

(A)

a provision that obligates such GEVO SUBLICENSEE to be bound by and comply with this LICENSE AGREEMENT and a provision that provides that BUTAMAX shall be an intended third party beneficiary under such sublicense agreement (including, for the avoidance of doubt, having the right to enforce such sublicense agreement against such GEVO SUBLICENSEE directly);

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(B)	a prohibition on the grant of further sublicenses (except as set forth in clause (z) of this Section 2(a)(vi) above with respect to certain AFFILIATES of GEVO);
(C)

provisions for dispute resolution consistent with those provided in this LICENSE AGREEMENT and other reasonable provisions requested by BUTAMAX for dispute resolution (including, if such GEVO SUBLICENSEE is located outside of the U.S., such GEVO SUBLICENSEE’s consent to jurisdiction of the U.S.);

(D)

an obligation for such GEVO SUBLICENSEE to assign and transfer all of its right, title and interest in and to (x) all GEVO DEVELOPED IMPROVEMENTS based upon or derived from BUTAMAX PATENTS (including SOLIDS SEPARATION TECHNOLOGY owned or licensed (and sublicensable) by BUTAMAX), and (y) all ADDITIONAL GEVO PATENTS (developed by or for such GEVO SUBLICENSEE) to GEVO or to grant GEVO a non-exclusive, world-wide, perpetual, irrevocable, royalty-free, fully paid-up, transferable license, with the right to sublicense, under such GEVO DEVELOPED IMPROVEMENTS and such ADDITIONAL GEVO PATENTS in all fields; and

(E)

a provision providing for the termination of such sublicense agreement (to the extent relating to BUTAMAX PATENTS) and  assignment and transfer of GEVO’s rights and obligations under such sublicense agreement (to the extent relating to BUTAMAX PATENTS) by GEVO to BUTAMAX in accordance with Sections 2(a)(vi)(2) and 9(e)(iii)(1).

Upon execution of any sublicense agreement with a GEVO SUBLICENSEE, GEVO shall promptly provide BUTAMAX with a

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copy of each such executed sublicense agreement (with financial terms redacted).

(2)

Breach.  In the event that a MANUFACTURER or an AFFILIATE of GEVO or any other GEVO SUBLICENSEE materially breaches this LICENSE AGREEMENT or a sublicense or other agreement (to the extent relating to BUTAMAX PATENTS) (including, for the avoidance of doubt, exceeding the scope of any license or other breach of any license granted, failure to pay royalties, breach of obligations with respect to PATENT CHALLENGES, and breach of Section 3(i) or Section 6 (or corresponding provisions under a sublicense or other agreement)), GEVO shall promptly notify BUTAMAX of such breach after GEVO becomes aware of such breach.  GEVO shall cause such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE to cure such breach within sixty (60) days (except that such cure period shall be thirty (30) days in the event of any breach of Section 4(a)) after the date of such notice or the date of notice of such breach from BUTAMAX to GEVO (whichever is earlier).  In the event that such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE fails to cure such breach within such cure period, then upon BUTAMAX’s request, GEVO shall (A) terminate the sublicense granted to, and such sublicense or other agreement (to the extent relating to BUTAMAX PATENTS) with, such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE as soon as reasonably practicable (but, for the avoidance of doubt, shall not be required to terminate any sublicense granted to, or any sublicense or other agreement with any other MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE), and (B) use its reasonable best efforts as described below to cause such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE to cure such breach and to enforce this LICENSE AGREEMENT and such sublicense or other agreement (to the extent relating to BUTAMAX PATENTS) against such PERSON.  For the avoidance of doubt, GEVO’s obligations

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to pay BUTAMAX royalties under Section 3(a) and TECHNOLOGY FEES (if any) under Section 3(c) on behalf of GEVO itself, its AFFILIATES and other GEVO SUBLICENSEES shall survive any such termination until all such royalties and TECHNOLOGY FEES (if any) are paid in full.

In the event that (A) more than one (1) of GEVO’s MANUFACTURER or AFFILIATE or other GEVO SUBLICENSEE materially breaches this LICENSE AGREEMENT or the applicable sublicense or other agreements (to the extent relating to BUTAMAX PATENTS) and fail to cure all such breaches after a one hundred and twenty (120)-day cure period after the date of notice of such breach from a PARTY to the other PARTY (whichever is earlier), and (B) as FINALLY DETERMINED by arbitrators in accordance with Section 11, GEVO has failed to use its reasonable best efforts in accordance with this Section 2(a)(vi)(2) to cause any such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE to cure or cease (if acceptable to BUTAMAX) any such breach (to the extent relating to BUTAMAX PATENTS), then GEVO’s right to grant “have made” rights and sublicense under this LICENSE AGREEMENT to any PERSON that is not, as of that time, already a GEVO’s MANUFACTURER or GEVO SUBLICENSEE (that is in compliance with this LICENSE AGREEMENT and the applicable sublicense and other agreements (to the extent relating to BUTAMAX PATENTS)) shall be immediately suspended.  Such suspension of right to sublicense shall be effective as of the later occurrence of the immediately foregoing clauses (A) or (B) and until the date on which, as agreed by the PARTIES in writing or as FINALLY DETERMINED by arbitrators in accordance with Section 11, GEVO has used its reasonable best efforts in accordance with this Section 2(a)(vi)(2) to cause all such MANUFACTURER, AFFILIATE and other GEVO SUBLICENSEE to cure or cease (if

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acceptable to BUTAMAX) all such breaches (to the extent relating to BUTAMAX PATENTS).

GEVO shall use reasonable best efforts: (i) to ensure that each of its MANUFACTURES, AFFILIATES and other GEVO SUBLICENSEES comply with this LICENSE AGREEMENT and the applicable sublicense and other agreements (to the extent relating to BUTAMAX PATENTS) with such PERSON, and (ii) in the event of any breach of this LICENSE AGREEMENT or such sublicense or other agreement (to the extent relating to BUTAMAX PATENTS) by a MANUFACTURER or an AFFILIATE of GEVO or any other GEVO SUBLICENSEE, to cause such PERSON to cure or cease (if acceptable to BUTAMAX) such breach as soon as reasonably practicable and to enforce this LICENSE AGREEMENT and such sublicense or other agreement (to the extent relating to BUTAMAX PATENTS) against such PERSON (including initiation of the dispute resolution process against such PERSON).

In the event that GEVO breaches this Section 2(a)(vi), upon BUTAMAX’s request, GEVO shall promptly reimburse BUTAMAX for all reasonable costs and expenses incurred by BUTAMAX in connection with the enforcement of this LICENSE AGREEMENT or the applicable sublicense agreement or patent rights against any MANUFACTURER or AFFILIATE of GEVO or any other GEVO SUBLICENSEE, and, for the avoidance of doubt, BUTAMAX shall have all other remedies available to it under this LICENSE AGREEMENT or such sublicense agreement or at LAW or in equity.

(vii)

No Unlicensed Activities. GEVO shall not, and shall contractually require its MANUFACTURERS, its AFFILIATES and other GEVO SUBLICENSEES not to: (A) make, have made, use, offer to sell, sell, distribute, transfer, import or export any BIOCATALYST covered by claims of the BUTAMAX PATENTS for any purpose (other than for

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purposes of (1) making BIOBUTANOL for distribution by, for or at the direction of GEVO in the GEVO FIELDS OF USE or the DIRECT FUEL BLENDING field in accordance with this Section 2(a) or (2) performing research and development services for GEVO in accordance with Section 2(a)(x)), (B) otherwise engage in any activities covered by a claim of the BUTAMAX PATENTS except as expressly set forth in this Section 2(a) or 2(c), or use any BUTAMAX ENGINEERING PACKAGE except as expressly set forth in the separate license to be negotiated by the PARTIES under Section 8(d), (C) use BIOCATALYSTS of BUTAMAX, or any genetic material derived therefrom, for any purpose unless BUTAMAX provides its express written consent, or (D) notwithstanding anything in this LICENSE AGREEMENT that may be to the contrary, use any BUTAMAX SEPARATION TECHNOLOGY covered by claims of the BUTAMAX PATENTS (except for GEVO SEPARATION TECHNOLOGY).  GEVO shall not, and shall cause its AFFILIATES not to, reverse engineer or otherwise analyze any BIOCATALYSTS of BUTAMAX (including determining genetic or other information of any such BIOCATALYSTS).  GEVO shall contractually require its MANUFACTURERS and THIRD PARTY GEVO SUBLICENSEES not to reverse engineer or otherwise analyze any BIOCATALYSTS of BUTAMAX or GEVO (including determining genetic or other information of any such BIOCATALYSTS), except that, with respect to BIOCATALYSTS of GEVO, THIRD PARTY GEVO SUBLICENSEES shall be permitted to exercise the rights granted in Section 2(a)(x). GEVO shall, and shall contractually require its MANUFACTURERS, its AFFILIATES and other GEVO SUBLICENSEES to, comply with all applicable LAWS in connection with the exercise of the licenses and rights granted under this LICENSE AGREEMENT.

(viii)

GEVO DEVELOPED IMPROVEMENTS.  GEVO shall contractually require its MANUFACTURERS, its AFFILIATES and other GEVO SUBLICENSEES to assign and transfer all of their right, title and interest in and to (x) all GEVO DEVELOPED IMPROVEMENTS based upon or derived from BUTAMAX PATENTS (including SOLIDS SEPARATION TECHNOLOGY owned or licensed (and sublicensable) by BUTAMAX), or

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BUTAMAX ENGINEERING PACKAGE, and (y) all ADDITIONAL GEVO PATENTS (including GEVO DEVELOPED IMPROVEMENTS based on or derived from BUTAMAX SEPARATION TECHNOLOGY or GEVO SEPARATION TECHNOLOGY, to the extent such GEVO DEVELOPED IMPROVEMENTS are included in the ADDITIONAL GEVO PATENTS) (developed by or for such MANUFACTURERS, AFFILIATES and other GEVO SUBLICENSEES) to GEVO or to grant GEVO a non-exclusive, world-wide, perpetual, irrevocable, royalty-free, fully paid-up, transferable license, with the right to sublicense, under such GEVO DEVELOPED IMPROVEMENTS and such ADDITIONAL GEVO PATENTS in all fields.  Upon BUTAMAX’s request, GEVO shall periodically provide BUTAMAX with updates regarding any such GEVO DEVELOPED IMPROVEMENTS and such ADDITIONAL GEVO PATENTS.

(1)

GEVO DEVELOPED IMPROVEMENTS BASED UPON OR DERIVED FROM GEVO PATENTS.  Each PARTY acknowledges and agrees that, between the PARTIES, GEVO shall own all GEVO DEVELOPED IMPROVEMENTS (that are based upon or derived from any GEVO PATENTS, BUTAMAX SEPARATION TECHNOLOGY or GEVO SEPARATION TECHNOLOGY) that are developed by or for GEVO, its MANUFACTURERS, its AFFILIATES or other GEVO SUBLICENSEES.  To the extent covered by the definition of GEVO PATENTS, such GEVO DEVELOPED IMPROVEMENTS shall be subject to the licenses granted under Section 2(b).

(2)

GEVO DEVELOPED IMPROVEMENTS BASED UPON OR DERIVED FROM BUTAMAX PATENTS. Each PARTY acknowledges and agrees that, between the PARTIES, GEVO shall own all GEVO DEVELOPED IMPROVEMENTS (that are based upon or derived from any BUTAMAX PATENTS (including SOLIDS SEPARATION TECHNOLOGY owned or licensed (and sublicensable) by BUTAMAX), or BUTAMAX ENGINEERING PACKAGE) that are developed by or for GEVO, its MANUFACTURERS, its AFFILIATES or other GEVO

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SUBLICENSEES.  GEVO hereby grants to BUTAMAX a non-exclusive, world-wide, perpetual, irrevocable, royalty-free, fully paid-up, transferable license, with the right to sublicense, under all such GEVO DEVELOPED IMPROVEMENTS in all fields.

(ix)

BIOCATALYSTS Protection Protocols.  GEVO shall, and shall contractually require its MANUFACTURES, AFFILIATES and other GEVO SUBLICENSEES to, comply with the protection protocols set forth on Exhibit C for BIOCATALYSTS of BUTAMAX and BIOCATALYSTS of GEVO.

(x)

Research License.  Subject to the terms and conditions of this LICENSE AGREEMENT, BUTAMAX hereby grants to GEVO a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)), royalty-free, fully paid up, license under the BUTAMAX PATENTS, during the BUTAMAX PATENT TERM, to make, have made, use, import and export GEVO’s BIOCATALYSTS for GEVO’s own research and development purposes related to the production, recovery and use of BIOBUTANOL in all fields.  GEVO shall have no right to sublicense under this Section 2(a)(x) (except as set forth in Section 2(a)(vi)) solely for purposes of allowing GEVO’s AFFILIATES and other GEVO SUBLICENSEES to perform research and development services for GEVO in order to allow GEVO to exercise the rights granted under this Section 2(a)(x).

(xi)	No Other Rights. Except as expressly set forth in this Section 2(a), no license or right is granted by BUTAMAX to any PERSON, whether by implication, estoppel or otherwise.
(b)	Licenses from GEVO to BUTAMAX
(i)

License in the BUTAMAX FIELDS OF USE.  Subject to royalty payments (if any) set forth in Section 3(b) and other terms and conditions of this LICENSE AGREEMENT, GEVO hereby grants to BUTAMAX a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the GEVO PATENTS (with no right to sublicense

LEGAL_US_W # 82848909.3	16

(except as set forth in Section 2(b)(vi)), during the GEVO PATENT TERM: (A) to make, have made, use, import and export BUTAMAX’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the BUTAMAX SEPARATION TECHNOLOGY, and (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A), and to use, offer to sell, sell, import and export such BIOBUTANOL, in each case with respect to the foregoing clauses (A) and (B), solely within the BUTAMAX FIELDS OF USE.

(ii)

License in the JET field (up to a Certain Volume).  Subject to royalty payments (if any) set forth in Section 3(a) and other terms and conditions of this LICENSE AGREEMENT, GEVO hereby grants (with respect to any volume of BIOBUTANOL permitted to be offered to sell, sold, imported or exported by BUTAMAX directly under this Section 2(b)(ii)) or will grant (with respect to any volume of BIOBUTANOL required to be offered to sell, sold, imported or exported through GEVO under this Section 2(b)(ii))) to BUTAMAX a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the GEVO PATENTS (with no right to sublicense (except as set forth in Section 2(b)(iv))), during the GEVO PATENT TERM: (A) to make, have made, use, import and export BUTAMAX’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the BUTAMAX SEPARATION TECHNOLOGY (solely in accordance with the immediately following clause (B)), for sale within the JET field (solely in accordance with the following clause (C)), (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A) and to use such BIOBUTANOL within the JET field, and (C) to offer to sell, sell, import and export such BIOBUTANOL within the JET field; provided that BUTAMAX’s rights under this Section 2(b)(ii) shall be subject to the following:

(x) notwithstanding anything herein that may be to the contrary, BUTAMAX may not make, have made, use, offer to sell, sell, import or export any volume of BIOBUTANOL within the JET field in a given calendar year under this Section 2(b)(ii) and no license or rights shall be granted under this Section 2(a)(ii), once the cumulative volume of

LEGAL_US_W # 82848909.3	17

BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or other BUTAMAX SUBLICENSEES (in all fields) in such calendar year exceeds thirty (30) million GALLONS (in such event, all additional volumes of BIOBUTANOL to be offered to sell, sold, imported or exported by or for BUTAMAX, its AFFILIATES or other BUTAMAX SUBLICENSEES within the JET field under Section 2(b)(iii) or 2(b)(iv) in such calendar year shall be only through GEVO under COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES under an executed agreement for that purpose); and

(y) provided that the thirty (30) million GALLON limit set forth in Section 2(b)(ii)(x) has not been met for a given calendar year, for any volume of BIOBUTANOL sold or to be sold by BUTAMAX within the JET field in excess of fifteen (15) million, but no more than thirty (30) million, GALLONS in such calendar year under this Section 2(b)(ii)(C), BUTAMAX shall [   ***   ]

*

For reference purposes, the PARTIES have attached Exhibit H as a plain English description of the rights licensed under this Section 2(b)(ii).  In

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	18

case of any ambiguity or conflict between the body of this LICENSE AGREEMENT and Exhibit H, the body of this LICENSE AGREEMENT shall control.

(iii)

License in the JET field (in excess of a Certain Volume in First Five Years).  Subject to royalty payments set forth in Section 3(b) and other terms and conditions of this LICENSE AGREEMENT, for five (5) years from the EFFECTIVE DATE, in the event that the cumulative volume of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or other BUTAMAX SUBLICENSEES (in all fields) in the applicable calendar year exceeds thirty (30) million GALLONS, GEVO will grant to BUTAMAX a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the GEVO PATENTS (with no right to sublicense (except as set forth in Section 2(b)(vi))): (A) to make, have made, use, import and export BUTAMAX’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the BUTAMAX SEPARATION TECHNOLOGY for such volumes to the extent exceeding a total of thirty (30) million GALLONS (in all fields) per calendar year  (solely in accordance with the immediately following clause (B)), for sale within the JET field only through GEVO (solely in accordance with the following clause (C)), (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A) and to use such BIOBUTANOL within the JET field, and (C) to offer to sell, sell, import and export such BIOBUTANOL within the JET field only through GEVO under COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES under an executed agreement for that purpose.  Notwithstanding the foregoing, to the extent that GEVO provides BUTAMAX with an approval in writing for direct sale in a particular jurisdiction outside of the U.S., BUTAMAX may sell such BIOBUTANOL directly within the JET field in such jurisdiction.

(iv)

License in the JET field (in excess of a Certain Volume After First Five Years).  Subject to royalty payments set forth in Section 3(b) and other terms and conditions of this LICENSE AGREEMENT, after the end of the five (5)-year period from the EFFECTIVE DATE, in the event that the

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cumulative volume of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or other BUTAMAX SUBLICENSEES (in all fields) in the applicable calendar year exceeds thirty (30) million GALLONS, GEVO will grant to BUTAMAX a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)) license under the GEVO PATENTS (with no right to sublicense (except as set forth in Section 2(b)(vi))), so long as, at the end of such five (5)-year period:

(1)	[ *** ] and (B) has not abandoned efforts to build the JET field; and	*

(2)

GEVO offers COMMERCIALLY REASONABLE TERMS to BUTAMAX to sell BIOBUTANOL through GEVO within the JET field (with respect to volumes produced by BUTAMAX to the extent exceeding thirty (30) million GALLONS per calendar year), provided that BUTAMAX has met all requirements for sale by GEVO consistent with the COMMERCIALLY REASONABLE TERMS, including as further provided in Exhibit F (clauses (1) and (2), collectively, the “GEVO MILESTONES”);

from the end of such five (5)-year period and for the remaining term of the GEVO PATENT TERM: (A) to make, have made, use, import and export BUTAMAX’s BIOCATALYSTS solely for the production of BIOBUTANOL using only the BUTAMAX SEPARATION TECHNOLOGY for such volumes to the extent exceeding a total of thirty (30) million GALLONS (in all fields) per calendar year (solely in accordance with the immediately following clause (B)), for sale within the JET field only through GEVO (solely in accordance with the following clause (C)), (B) to make and have made such BIOBUTANOL solely in accordance with the immediately preceding clause (A) and to use such BIOBUTANOL within the JET field, and (C) to offer to sell, sell, import and export such BIOBUTANOL within the JET field only through GEVO under COMMERCIALLY REASONABLE

* Confidential Treatment Requested

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TERMS to be negotiated by the PARTIES under an executed agreement for that purpose.  Notwithstanding the foregoing, to the extent that GEVO provides BUTAMAX with an approval in writing for direct sale in a particular jurisdiction outside of the U.S., BUTAMAX may sell such BIOBUTANOL directly within the JET field in such jurisdiction.  In the event that BUTAMAX believes that GEVO has not met a GEVO MILESTONE at the end of such five (5)-year period, then Section 2(b)(v) shall apply.

(v)

GEVO MILESTONES.  In the event that BUTAMAX believes that GEVO has not met a GEVO MILESTONE, BUTAMAX shall provide written notice to GEVO and senior executives of the PARTIES shall meet to resolve such dispute within thirty (30) days after the date of such notice.  In the event that such senior executives of the PARTIES fail to resolve such dispute within such time period, either PARTY may initiate binding arbitration in accordance with Section 11 (without going through the steps set forth in Sections 11(b) through 11(c)) to FINALLY DETERMINE whether BUTAMAX has established by clear and convincing evidence that GEVO has not met such GEVO MILESTONE.  The PARTIES shall instruct the arbitrators to consider the following factors when resolving such dispute under this Section 2(b)(v):

[ *** ]	*

(6)	other factors as provided in Exhibit F.

Prior to the arbitrators making a FINAL DETERMINATION or the PARTIES agreeing in writing on whether GEVO has failed to meet a

* Confidential Treatment Requested

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GEVO MILESTONE, and during the six (6)-month cure period set forth in this Section 2(b)(v) below, subject to royalty payments set forth in Section 3(b)(i)(1), BUTAMAX may offer to sell or sell BIOBUTANOL within the JET field only through GEVO under COMMERCIALLY REASONABLE TERMS in accordance with Section 2(b)(iv).

In the event that the arbitrators FINALLY DETERMINE, or the PARTIES agree in writing, that GEVO has met the GEVO MILESTONES, then, subject to royalty payments set forth in Section 3(b)(i)(1), BUTAMAX may continue for the remaining term of the GEVO PATENT TERM offer to sell or sell BIOBUTANOL within the JET field only through GEVO under COMMERCIALLY REASONABLE TERMS in accordance with Section 2(b)(iv).

In the event that the arbitrators FINALLY DETERMINE, or the PARTIES agree in writing, that GEVO has failed to meet a GEVO MILESTONE, and GEVO has failed to cure such failure to meet a GEVO MILESTONE within a period of six (6) months after the date of such decision or written agreement, then, subject to royalty payments set forth in Section 3(b)(i)(1), the license granted to BUTAMAX under Section 2(b)(iv) shall continue for the remaining term of the GEVO PATENT TERM, except that BUTAMAX shall not be required to offer to sell or sell BIOBUTANOL only through GEVO and may offer to sell or sell BIOBUTANOL into the JET field directly.

In the event that, as agreed by the PARTIES in writing or FINALLY DETERMINED by the arbitrators, GEVO has cured such failure to meet such GEVO MILESTONE within such six (6)-month period, then the license granted to BUTAMAX under Section 2(b)(iv) shall continue for the remaining term of the GEVO PATENT TERM and BUTAMAX may offer to sell or sell BIOBUTANOL within the JET field only through GEVO under COMMERCIALLY REASONABLE TERMS in accordance with Section 2(b)(iv).  If reasonably practicable, the PARTIES will use the same arbitrators that determined GEVO failed to meet a GEVO MILESTONE to determine whether GEVO has cured such failure.

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(vi)

Sublicensing.  Subject to royalty payments (if any) set forth in Section 3(b) and other terms and conditions set forth in this LICENSE AGREEMENT, the licenses granted under this Section 2(b) include the limited right to sublicense to BUTAMAX’s AFFILIATES and THIRD PARTIES, except that no such AFFILIATES or other BUTAMAX SUBLICENSEES shall be permitted to (x) make, have made, use, offer to sell, sell, distribute or transfer, import or export BIOCATALYSTS under any sublicense (other than for purposes of (A) making BIOBUTANOL for distribution by or for BUTAMAX in the BUTAMAX FIELDS OF USE or the JET field in accordance with this Section 2(b) or (B) performing research and development services for BUTAMAX in accordance with Section 2(b)(x)), (y) have made BIOBUTANOL under any sublicense, or (z) grant any further sublicense (except that (1) directly or indirectly wholly owned subsidiaries of BUTAMAX and (2) PERSONS under direct or indirect common control (as defined in the definition of “AFFILIATES”) with BUTAMAX shall be permitted to further sublicense, to the same extent BUTAMAX is permitted to sublicense under this Section 2(b)(vi)).  BUTAMAX shall be liable and responsible for any breach of any provisions of this LICENSE AGREEMENT and other actions or omissions relating to this LICENSE AGREEMENT by any of its MANUFACTURERS, its AFFILIATES or other BUTAMAX SUBLICENSEES, to the same extent as if such breach or action or omission were by BUTAMAX itself, including for purposes of Section 9; except that, provided that BUTAMAX is in compliance with Section 4(b), BUTAMAX shall not be liable or responsible for any breach of Section 4(b) by its AFFILIATES or other BUTAMAX SUBLICENSEES.

(1)

Sublicense Agreements.  BUTAMAX shall enter into a sublicense agreement with each BUTAMAX SUBLICENSEE in writing and shall include in each such sublicense agreement provisions that require each such BUTAMAX SUBLICENSEE to be bound by and comply with the terms and conditions that are at least as restrictive as the applicable terms and conditions of this LICENSE AGREEMENT, including the following:

LEGAL_US_W # 82848909.3	23

(A)

a provision that obligates such BUTAMAX SUBLICENSEE to be bound by and comply with this LICENSE AGREEMENT and a provision that provides that GEVO shall be an intended third party beneficiary under such sublicense agreement (including, for the avoidance of doubt, having the right to enforce such sublicense agreement against such BUTAMAX SUBLICENSEE directly);

(B)	a prohibition on the grant of further sublicenses (except as set forth in clause (z) of this Section 2(b)(vi) above with respect to certain AFFILIATES of BUTAMAX);
(C)

provisions for dispute resolution consistent with those provided in this LICENSE AGREEMENT and other reasonable provisions requested by GEVO for dispute resolution (including, if such BUTAMAX SUBLICENSEE is located outside of the U.S., such BUTAMAX SUBLICENSEE’s consent to jurisdiction of the U.S.);

(D)

an obligation for such BUTAMAX SUBLICENSEE to assign and transfer all of its right, title and interest in and to (x) all BUTAMAX DEVELOPED IMPROVEMENTS based upon or derived from GEVO PATENTS and (y) all ADDITIONAL BUTAMAX PATENTS (developed by or for such BUTAMAX SUBLICENSEE) to BUTAMAX or to grant BUTAMAX a non-exclusive, world-wide, perpetual, irrevocable, royalty-free, fully paid-up, transferable license, with the right to sublicense, under such BUTAMAX DEVELOPED IMPROVEMENTS and such ADDITIONAL BUTAMAX PATENTS in all fields; and

(E)	a provision providing for the termination of such sublicense agreement (to the extent relating to GEVO PATENTS) and assignment and transfer of BUTAMAX’s rights and

LEGAL_US_W # 82848909.3	24

obligations under such sublicense agreement (to the extent relating to GEVO PATENTS) by BUTAMAX to GEVO in accordance with Sections 2(b)(iv)(2) and 9(e)(iii)(2).

Upon execution of any sublicense agreement with a BUTAMAX SUBLICENSEE, BUTAMAX shall promptly provide GEVO with a copy of each such executed sublicense agreement (with financial terms redacted).

(2)

Breach.  In the event that a MANUFACTURER or an AFFILIATE of BUTAMAX or any other BUTAMAX SUBLICENSEE materially breaches this LICENSE AGREEMENT or a sublicense or other agreement (to the extent relating to GEVO PATENTS) (including, for the avoidance of doubt, exceeding the scope of any license or other breach of any license granted, failure to pay royalties, breach of obligations with respect to PATENT CHALLENGES, and breach of Section 3(i) or Section 6 (or corresponding provisions under a sublicense or other agreement)), BUTAMAX shall promptly notify GEVO of such breach after BUTAMAX becomes aware of such breach.  BUTAMAX shall cause such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE to cure such breach within sixty (60) days (except that such cure period shall be thirty (30) days in the event of any breach of Section 4(b)) after the date of such notice or the date of notice of such breach from GEVO to BUTAMAX (whichever is earlier).  In the event that such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE fails to cure such breach within such cure period, then upon GEVO’s request, BUTAMAX shall (A) terminate the sublicense granted to, and such sublicense or other agreement (to the extent relating to GEVO PATENTS) with, such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE as soon as reasonably practicable (but, for the avoidance of doubt, shall not be required to terminate any sublicense granted to, or any sublicense or other agreement with

LEGAL_US_W # 82848909.3	25

any other MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE), and (B) use its reasonable best efforts as described below to cause such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE to cure such breach and to enforce this LICENSE AGREEMENT and such sublicense or other agreement (to the extent relating to GEVO PATENTS) against such PERSON.  For the avoidance of doubt, BUTAMAX’s obligations to pay GEVO royalties under Section 3(b) on behalf of BUTAMAX itself, its AFFILIATES and other BUTAMAX SUBLICENSEES shall survive any such termination until all such royalties are paid in full.

In the event that (A) more than one (1) of BUTAMAX’s MANUFACTURER or AFFILIATE or other BUTAMAX SUBLICENSEE materially breaches this LICENSE AGREEMENT or the applicable sublicense or other agreements (to the extent relating to GEVO PATENTS) and fail to cure all such breaches after a one hundred and twenty (120)-day cure period after the date of notice of such breach from a PARTY to the other PARTY (whichever is earlier), and (B) as FINALLY DETERMINED by arbitrators in accordance with Section 11, BUTAMAX has failed to use its reasonable best efforts in accordance with this Section 2(b)(vi)(2) to cause any such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE to cure or cease (if acceptable to GEVO) any such breach (to the extent relating to GEVO PATENTS), then BUTAMAX’s right to grant “have made” rights and sublicense under this LICENSE AGREEMENT to any PERSON that is not, as of that time, already a BUTAMAX’s MANUFACTURER or BUTAMAX SUBLICENSEE (that is in compliance with this LICENSE AGREEMENT and the applicable sublicense and other agreements (to the extent relating to GEVO PATENTS)) shall be immediately suspended.  Such suspension of right to sublicense shall be effective as of the later occurrence of the immediately foregoing clauses (A) or (B) and until the date on which, as agreed by the PARTIES in writing or as FINALLY

LEGAL_US_W # 82848909.3	26

DETERMINED by arbitrators in accordance with Section 11, BUTAMAX has used its reasonable best efforts in accordance with this Section 2(b)(vi)(2) to cause all such MANUFACTURER, AFFILIATE and other BUTAMAX SUBLICENSEE to cure or cease (if acceptable to GEVO) all such breaches (to the extent relating to GEVO PATENTS).

BUTAMAX shall use reasonable best efforts: (i) to ensure that each of its MANUFACTURES, AFFILIATES and other BUTAMAX SUBLICENSEES comply with this LICENSE AGREEMENT and the applicable sublicense and other agreements (to the extent relating to GEVO PATENTS) with such PERSON, and (ii) in the event of any breach of this LICENSE AGREEMENT or such sublicense or other agreement (to the extent relating to GEVO PATENTS) by a MANUFACTURER or an AFFILIATE of BUTAMAX or any other BUTAMAX SUBLICENSEE, to cause such PERSON to cure or cease (if acceptable to GEVO) such breach as soon as reasonably practicable and to enforce this LICENSE AGREEMENT and such sublicense or other agreement (to the extent relating to GEVO PATENTS) against such PERSON (including initiation of the dispute resolution process against such PERSON).

In the event that BUTAMAX breaches this Section 2(b)(vi), upon GEVO’s request, BUTAMAX shall promptly reimburse GEVO for all reasonable costs and expenses incurred by GEVO in connection with the enforcement of this LICENSE AGREEMENT or the applicable sublicense agreement or patent rights against any MANUFACTURER or AFFILIATE of BUTAMAX or any other BUTAMAX SUBLICENSEE, and, for the avoidance of doubt, GEVO shall have all other remedies available to it under this LICENSE AGREEMENT or such sublicense agreement or at LAW or in equity.

LEGAL_US_W # 82848909.3	27

(vii)

No Unlicensed Activities. BUTAMAX shall not, and shall contractually require its MANUFACTURERS, its AFFILIATES and other BUTAMAX SUBLICENSEES not to:  (A) make, have made, use, offer to sell, sell, distribute, transfer, import or export any BIOCATALYST covered by claims of the GEVO PATENTS for any purpose (other than for purposes of (1) making BIOBUTANOL for distribution by, for or at the direction of BUTAMAX in the BUTAMAX FIELDS OF USE or the JET field in accordance with this Section 2(b) or (2) performing research and development services for BUTAMAX in accordance with Section 2(b)(x)), (B) otherwise engage in any activities covered by a claim of the GEVO PATENTS except as expressly set forth in this Section 2(b), or (C) use BIOCATALYSTS of GEVO, or any genetic material derived therefrom, for any purpose unless GEVO provides its express written consent.  BUTAMAX shall not, and shall cause its AFFILIATES not to, reverse engineer or otherwise analyze any BIOCATALYSTS of GEVO (including determining genetic or other information of any such BIOCATALYSTS). BUTAMAX shall contractually require its MANUFACTURERS and THIRD PARTY BUTAMAX SUBLICENSEES not to reverse engineer or otherwise analyze any BIOCATALYSTS of GEVO or BUTAMAX (including determining genetic or other information of any such BIOCATALYSTS), except that, with respect to BIOCATALYSTS of BUTAMAX, THIRD PARTY BUTAMAX SUBLICENSEES shall be permitted to exercise the rights granted in Section 2(b)(x). BUTAMAX shall, and shall contractually require its MANUFACTURERS, its AFFILIATES and other BUTAMAX SUBLICENSEES to, comply with all applicable LAWS in connection with the exercise of the licenses and rights granted under this LICENSE AGREEMENT.

(viii)

BUTAMAX DEVELOPED IMPROVEMENTS.  BUTAMAX shall contractually require its MANUFACTURERS, its AFFILIATES and other BUTAMAX SUBLICENSEES to assign and transfer all of their right, title and interest in and to (x) all BUTAMAX DEVELOPED IMPROVEMENTS based upon or derived from GEVO PATENTS, and (y) all ADDITIONAL BUTAMAX PATENTS and BUTAMAX DEVELOPED IMPROVEMENTS

LEGAL_US_W # 82848909.3	28

(to the extent such BUTAMAX DEVELOPED IMPROVEMENTS are included in the BUTAMAX PATENTS) (developed by or for such MANUFACTURERS, AFFILIATES and other BUTAMAX SUBLICENSEES) to BUTAMAX or to grant BUTAMAX a non-exclusive, world-wide, perpetual, irrevocable, royalty-free, fully paid-up, transferable license, with the right to sublicense, under such BUTAMAX DEVELOPED IMPROVEMENTS and such ADDITIONAL BUTAMAX PATENTS in all fields.  Upon GEVO’s request, BUTAMAX shall periodically provide GEVO with updates regarding any such BUTAMAX DEVELOPED IMPROVEMENTS and such ADDITIONAL BUTAMAX PATENTS.

(1)

BUTAMAX DEVELOPED IMPROVEMENTS BASED UPON OR DERIVED FROM BUTAMAX PATENTS.  Each PARTY acknowledges and agrees that, between the PARTIES, BUTAMAX shall own all BUTAMAX DEVELOPED IMPROVEMENTS (that are based upon or derived from any BUTAMAX PATENTS [   ***   ] that are developed by or for BUTAMAX, its MANUFACTURERS, its AFFILIATES or other BUTAMAX SUBLICENSEES.  To the extent covered by the definition of BUTAMAX PATENTS, such BUTAMAX DEVELOPED IMPROVEMENTS shall be subject to the licenses granted under Section 2(a).

*

(2)

BUTAMAX DEVELOPED IMPROVEMENTS BASED UPON OR DERIVED FROM GEVO PATENTS. Each PARTY acknowledges and agrees that, between the PARTIES, BUTAMAX shall own all BUTAMAX DEVELOPED IMPROVEMENTS (that are based upon or derived from any GEVO PATENTS) that are developed by or for BUTAMAX, its MANUFACTURERS, its AFFILIATES or other BUTAMAX SUBLICENSEES.  BUTAMAX hereby grants to GEVO

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	29

a non-exclusive, world-wide, perpetual, irrevocable, royalty-free, fully paid-up, transferable license, with the right to sublicense, under all such BUTAMAX DEVELOPED IMPROVEMENTS in all fields.

(ix)

BIOCATALYSTS Protection Protocols.  BUTAMAX shall, and shall contractually require its MANUFACTURES, AFFILIATES and other BUTAMAX SUBLICENSEES to, comply with the protection protocols set forth on Exhibit C for BIOCATALYSTS of GEVO and BIOCATALYSTS of BUTAMAX.

(x)

Research License.  Subject to the terms and conditions of this LICENSE AGREEMENT, GEVO hereby grants to BUTAMAX a non-exclusive, world-wide, non-transferable (except as set forth in Section 10(a)), royalty-free, fully paid up, license under the GEVO PATENTS, during the GEVO PATENT TERM, to make, have made, use, import and export BUTAMAX’s BIOCATALYSTS for BUTAMAX’s own research and development purposes related to the production, recovery and use of BIOBUTANOL in all fields.  BUTAMAX shall have no right to sublicense under this Section 2(b)(x) (except as set forth in Section 2(b)(iv)) solely for purposes of allowing BUTAMAX to exercise the rights licensed to BUTAMAX’s AFFILIATES and other BUTAMAX SUBLICENSEES to perform research and development services for BUTAMAX in order to allow BUTAMAX to exercise the rights granted under this Section 2(b)(x).

(xi)	No Other Rights. Except as expressly set forth in this Section 2(b), no license or right is granted by GEVO to any PERSON, whether by implication, estoppel or otherwise.
(c)

Option to License. Subject to the TECHNOLOGY FEES (if any) set forth in Section 3(c) and other terms and conditions of this LICENSE AGREEMENT, BUTAMAX hereby grants to GEVO a non-exclusive, non-transferable (except as set forth in Section 10(a)) option, exercisable at GEVO’s sole option pursuant to Section 8 on a SST LICENSED PLANT-by-SST LICENSED PLANT basis, to obtain a non-exclusive, worldwide, non-transferable (except as set forth in

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Section 10(a)) license (with no right to sublicense (except as set forth in Section 2(a)(iv))) during the GEVO PATENT TERM, under all relevant intellectual property rights owned or licensed (and sublicensable) by BUTAMAX in or to the SOLIDS SEPARATION TECHNOLOGY, [   ***   ]

*

(d)

Equitable Relief.  Each PARTY stipulates and agrees that regardless of any possibility or opportunity for cure under this LICENSE AGREEMENT, a PARTY will be immediately and irreparably injured by the other PARTY’s breach of this Section 2, for which money damages may not be adequate, and each PARTY stipulates and agrees to the entry of an immediate injunctive relief, specific performance, and any other appropriate equitable relief in any court with jurisdiction prohibiting the breaching PARTY (including its MANUFACTURERS, AFFILIATES and other sublicensees) from continued breach of this Section 2.

(e)

Agreement to Negotiate in Good Faith.  Each PARTY hereby represents, warrants and covenants that, during the TERM of this LICENSE AGREEMENT, each such PARTY will use commercially reasonable efforts to negotiate in good faith any COMMERCIALLY REASONABLE TERMS and any definitive off-take agreements to be negotiated under Sections 2(a) and 2(b) within a reasonable time period.

3.	ROYALTIES AND PAYMENTS
(a)	Royalties Payable by GEVO to BUTAMAX

* Confidential Treatment Requested

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(i)

Royalty-Bearing Fields.  Subject to Sections 3(a)(iii), 4(a)(iv) and 9(b)(iii), in consideration for the licenses granted under Section 2(a), GEVO shall pay, on behalf of itself, its AFFILIATES and other GEVO SUBLICENSEES, the following royalties to BUTAMAX (or its designee) in accordance with this Section 3:

(1)

a royalty of [   ***   ] of NET SALES PRICE for each GALLON of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or any other GEVO SUBLICENSEES (whether through BUTAMAX or not) anywhere in the world in the DIRECT FUEL BLENDING field; and

*

(2)

A royalty of [   ***   ] for each GALLON of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or any other GEVO SUBLICENSEES anywhere in the world in the ISOBUTYLENE field for applications other than PARAXYLENE, ISOOCTANE, JET, DIESEL and OLIGOMERIZED ISOBUTYLENE.

*

For the avoidance of doubt, the royalty set forth in Section 3(a)(i)(1) is separate and in addition to any COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES, and the PARTIES shall negotiate the COMMERCIALLY REASONABLE TERMS without taking such royalty into consideration.

(ii)

Royalty-Free Fields.  Subject to Sections 4(a)(iv) and 9(b)(iii), no royalties shall be due from GEVO to BUTAMAX (A) for any volumes of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or any other GEVO SUBLICENSEES in the JET, ISOOCTANE, DIESEL, SPECIALTY CHEMICALS, OLIGOMERIZED ISOBUTYLENE, MARINE GASOLINE, OFF-ROAD GASOLINE,  RETAIL PACKAGED FUELS, or PARAXYLENE] fields, (B) for ISOBUTYLENE for applications in the fields of PARAXYLENE, ISOOCTANE, JET, DIESEL and OLIGOMERIZED ISOBUTYLENE, or (C) for any volumes of BIOBUTANOL sold or otherwise transferred by or for GEVO, its

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AFFILIATES or any other GEVO SUBLICENSEES in all other fields in the GEVO FIELDS OF USE (such all other GEVO FIELDS OF USE are fields other than the defined fields of  ISOOCTANE, DIESEL, SPECIALTY CHEMICALS, OLIGOMERIZED ISOBUTYLENE, JET, MARINE GASOLINE, OFF-ROAD GASOLINE, RETAIL PACKAGED FUELS, PARAXYLENE, and ISOBUTYLENE), and, for the avoidance of doubt, excluding DIRECT FUEL BLENDING.

(iii)

Royalty-Free Volume.  Notwithstanding Section 3(a)(i), and except as set forth in Sections 3(c), 4(a)(iv), and 9(b)(iii), no royalties shall be due and payable by GEVO to BUTAMAX on the first thirty (30) million GALLONS of BIOBUTANOL sold or otherwise transferred per calendar year by or for GEVO, its AFFILIATES and other GEVO SUBLICENSEES in any field.  Date of actual shipment to any purchaser of BIOBUTANOL shall be the basis for determining when any volume of BIOBUTANOL is sold or otherwise transferred.  For the avoidance of doubt, such thirty (30) million GALLONS that are royalty-free per calendar year under this Section 3(a)(iii) are the entire global volume across all fields (not per field), regardless of whether any such volume is sold in royalty-bearing or royalty-free fields (without taking this Section 3(a)(iii) into consideration).  Once the total volume of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES and other GEVO SUBLICENSEES exceeds thirty (30) million GALLONS across all fields in a calendar year, regardless of whether any such volume is sold in royalty-bearing or royalty-free fields (without taking this Section 3(a)(iii) into consideration), GEVO shall pay royalties to BUTAMAX for any volume of BIOBUTANOL sold or otherwise transferred by or for GEVO, its AFFILIATES or any other GEVO SUBLICENSEES in accordance with Sections 3(a)(i) and 3(a)(ii).

(iv)

AFFILIATES and Other Sublicensee Royalties.  GEVO shall pay royalties to BUTAMAX such that BUTAMAX receives the same amounts of royalties as BUTAMAX would have received had GEVO sold or otherwise transferred all volumes of BIOBUTANOL that were sold or otherwise transferred by its AFFILIATES or other GEVO SUBLICENSEES.

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(v)

Royalties Payable to Other PERSONS.  To the extent that any royalties or other payments are payable by BUTAMAX to any PERSON under any BUTAMAX PATENTS (whether or not as a result of sale of BIOBUTANOL by or for GEVO, its AFFILIATES and other GEVO SUBLICENSEES), BUTAMAX (but not GEVO) shall be liable and responsible for any such royalties and other payments.

(b)	Royalties Payable by BUTAMAX to GEVO
(i)

Royalty-Bearing Fields.  Subject to Section 3(b)(iii), 0 and 9(c)(iii), in consideration for the licenses granted under Section 2(b), BUTAMAX shall pay, on behalf of itself, its AFFILIATES and other BUTAMAX SUBLICENSEES, the following royalties to GEVO (or its designee) in accordance with this Section 3:

(1)

a royalty of [   ***   ] of NET SALES PRICE for each GALLON of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or any other BUTAMAX SUBLICENSEES anywhere in the world in the JET field (whether through GEVO or not); and

*

(2)

A royalty of [   ***   ] for each GALLON of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or any other BUTAMAX SUBLICENSEES anywhere in the world in the MARINE GASOLINE, RETAIL PACKAGED FUELS and PARAXYLENE fields, except for BIOBUTANOL for gasoline blending that results in use in marine or other fuels applications.

*

For the avoidance of doubt, the royalty set forth in Section 3(b)(i)(1) is separate and in addition to any COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES, and the PARTIES shall negotiate the COMMERCIALLY REASONABLE TERMS without taking such royalty into consideration.

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(ii)

Royalty-Free Fields.  Subject to Sections 0 and 9(c)(iii), no royalties shall be due from BUTAMAX to GEVO (A) for any volumes of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or any other BUTAMAX SUBLICENSEES in the DIRECT FUEL BLENDING, ISOOCTANE, DIESEL, SPECIALTY CHEMICALS, OFF-ROAD GASOLINE, OLIGOMERIZED ISOBUTYLENE, or ISOBUTYLENE fields, (B) for BIOBUTANOL for gasoline blending that results in use in marine or other fuels applications, or (C) for any volumes of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or any other BUTAMAX SUBLICENSEES in all other fields in the BUTAMAX FIELDS OF USE (such all other BUTAMAX FIELDS OF USE are fields other than the defined fields of DIRECT FUEL BLENDING, ISOOCTANE, DIESEL, SPECIALTY CHEMICALS, OLIGOMERIZED ISOBUTYLENE, MARINE GASOLINE, OFF-ROAD GASOLINE, RETAIL PACKAGED FUELS, PARAXYLENE, and ISOBUTYLENE), and, for the avoidance of doubt, excluding JET.

(iii)

Royalty-Free Volume.  Notwithstanding Section 3(b)(i), and except as set forth in Sections 3(c), 0 and 9(c)(iii), no royalties shall be due and payable by BUTAMAX to GEVO on the first thirty (30) million GALLONS of BIOBUTANOL sold or otherwise transferred per calendar year by or for BUTAMAX, its AFFILIATES and other BUTAMAX SUBLICENSEES in any field.  Date of actual shipment to any purchaser of BIOBUTANOL shall be the basis for determining when any volume of BIOBUTANOL is sold or otherwise transferred.  For the avoidance of doubt, such thirty (30) million GALLONS that are royalty-free per calendar year under this Section 3(b)(iii) are the entire volume across all fields (not per field), regardless of whether any such volume is sold in royalty-bearing or royalty-free fields (without taking this Section 3(b)(iii) into consideration).

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Once the total volume of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES and other BUTAMAX SUBLICENSEES exceeds thirty (30) million GALLONS across all fields in a calendar year, regardless of whether any such volume is sold in royalty-bearing or royalty-free fields (without taking this Section 3(b)(iii) into consideration), BUTAMAX shall pay royalties to GEVO for any volume of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX, its AFFILIATES or any other BUTAMAX SUBLICENSEES in accordance with Sections 3(b)(i) and 3(b)(ii).

(iv)

AFFILIATES and Other Sublicensee Royalties.  BUTAMAX shall pay royalties to GEVO such that GEVO receives the same amounts of royalties as GEVO would have received had BUTAMAX sold or otherwise transferred all volumes of BIOBUTANOL that were sold or otherwise transferred by its AFFILIATES or other BUTAMAX SUBLICENSEES.

(v)

Royalties Payable to Other PERSONS.  To the extent that any royalties or other payments are payable by GEVO to any PERSON under any GEVO PATENTS (whether or not as a result of sale of BIOBUTANOL by or for BUTAMAX, its AFFILIATES and other BUTAMAX SUBLICENSEES), GEVO (but not BUTAMAX) shall be liable and responsible for any such royalties and other payments.

(c)

Technology Fees.  In consideration for the option granted and the licenses to be granted under Section 2(c) and for the BUTAMAX ENGINEERING PACKAGE that may be provided under Section 8(d), provided that one or more of the conditions (x), (y) or (z) set forth below have been satisfied with respect to a particular SST LICENSED PLANT or a plant for which BUTAMAX provides a BUTAMAX ENGINEERING PACKAGE, GEVO shall pay to BUTAMAX (or its designee), on behalf of itself, its AFFILIATES and other GEVO SUBLICENSEES (as applicable), the following one-time (except that additional fees are payable for additional capacity upon future expansion as set forth below) licensing fee for each SST LICENSED PLANT or for each event that BUTAMAX provides GEVO, an AFFILIATE of GEVO or another GEVO SUBLICENSEE with a BUTAMAX ENGINEERING PACKAGE for a particular plant in accordance with this Section 3(c) (collectively, the “TECHNOLOGY FEES”):

[ *** ]	*

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[ *** ]	*

For purposes of clarity, GEVO shall only be required to pay the TECHNOLOGY FEES described above one time with respect to each plant that is subject to the TECHNOLOGY FEES (except that additional fees are payable for additional capacity upon future expansion as set forth above).  GEVO shall pay TECHNOLOGY FEES (if any) to BUTAMAX such that BUTAMAX receives the same amounts of TECHNOLOGY FEES (if any) as BUTAMAX would have received had GEVO owned and operated the SST LICENSED PLANT(S) that were owned or operated by its AFFILIATES or other GEVO SUBLICENSEES.

(d)

Co-Products.  Notwithstanding anything herein that may be to the contrary, there shall be no royalty payable under this LICENSE AGREEMENT for any sale or transfer of any co-products “iDGS” or “DDGS” or spent (de-activated, non-reproducing) BIOCATALYSTS created during the production of BIOBUTANOL

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under this LICENSE AGREEMENT (including manufacture and propagation of BIOCATALYSTS).

(e)	Reports
(i)

Within forty-five (45) days after the end of each calendar quarter, LICENSEE shall provide a report to LICENSOR stating the number of GALLONS of BIOBUTANOL sold or otherwise transferred by or for LICENSEE, or its AFFILIATES or other sublicensees in each field set forth in Sections 3(a) and 3(b) and NET SALES PRICE for BIOBUTANOL sold or otherwise transferred into the DIRECT FUEL BLENDING field or the JET field (including all volumes that are royalty-free or royalty-bearing) during such calendar quarter.

(ii)

Within thirty (30) days after the EFFECTIVE DATE and forty-five (45) days after the end of each calendar quarter, GEVO shall provide a report to BUTAMAX regarding each plant owned or operated or partially owned or operated by GEVO, its AFFILIATES or other GEVO SUBLICENSEES (which AFFILIATE or GEVO SUBLICENSEE is granted a sublicense hereunder to GEVO’s rights under Section 2(a)), including specifying whether any SOLIDS SEPARATION TECHNOLOGY has been implemented or is planned to be implemented for each such plant, the expected timing of implementation, the planned or actual rated BIOBUTANOL capacity of each such plant, and any planned or actual additional rated BIOBUTANOL capacity of each such plant.  Within thirty (30) days after the beginning of production of any volume of BIOBUTANOL by any such plant, GEVO shall provide to BUTAMAX written notice of such production.

(iii)	Unless LICENSOR provides notice otherwise, LICENSEE shall send all reports and related notices and communications to the following:

If to BUTAMAX: Butamax Advanced Biofuels LLC Routes 141 and Henry Clay	If to GEVO: Gevo, Inc. 345 Inverness Drive South

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Wilmington, DE 19880 Attention: General Counsel Fax number: 302-695-2867 or such other PERSON or address as BUTAMAX designates in writing.	Building C, Suite 310 Englewood, CO 80112 Attention: Chief Legal Counsel Fax number: (303) 858-8431 or such other PERSON or address as GEVO designates in writing.

(f)

Payment.  LICENSOR shall issue an invoice to LICENSEE after receipt of each report from LICENSEE.  LICENSEE shall pay all royalties and, with respect to GEVO, TECHNOLOGY FEES (if any) due under each invoice within [   ***   ] of the date of the invoice.  LICENSEE shall make all payment in U.S. dollars in the manner prescribed by LICENSOR on the relevant invoice.  All payments under this LICENSE AGREEMENT shall be non-refundable.  With respect to TECHNOLOGY FEES, GEVO shall provide notice in accordance with Section 3(e), such that the TECHNOLOGY FEES will be invoiced by BUTAMAX for each plant for which TECHNOLOGY FEES are due hereunder (i.e., the earliest date upon the occurrence of any of the following):

*
(i)

in each event that BUTAMAX provides GEVO, an AFFILIATE of GEVO or another GEVO SUBLICENSEE with a BUTAMAX ENGINEERING PACKAGE, within thirty (30) days after the date of the provision of such BUTAMAX ENGINEERING PACKAGE;

(ii)

with respect to each of the first three (3) plants owned or operated or partially owned or operated by GEVO or an AFFILIATE of GEVO or another GEVO SUBLICENSEE, upon receipt of notice from GEVO that such  plant has started production of BIOBUTANOL;

(iii)

in the event that BUTAMAX does not provide GEVO with a BUTAMAX ENGINEERING PACKAGE, on or about the earlier date on which (x) (1) with respect a plant owned or operated or partially owned or operated by GEVO, a twelve (12)-month period has expired after such plant has implemented any SOLIDS SEPARATION TECHNOLOGY, or (2) with respect to a plant owned or operated or partially owned or operated by an

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AFFILIATE of GEVO or another GEVO SUBLICENSEE, a twelve (12)-month period has expired after the grant of a sublicense to, or the execution of a sublicense agreement with, such AFFILIATE or other GEVO SUBLICENSEE for purposes of implementing SOLIDS SEPARATION TECHNOLOGY pursuant to exercise of the option under Section  2(c), or (y) upon receipt of notice from GEVO that any such plant has started production of BIOBUTANOL; and

(iv)

upon receipt of a notice, report or audit information reflecting the increase of the rated BIOBUTANOL capacity of any plant (whether upon notice from GEVO or discovery through an audit or otherwise) (with respect to the marginal increase in the per GALLON of rated BIOBUTANOL capacity fees on any such additional capacity pursuant to Section 3(c)).

For purposes of clarity, GEVO shall only be required to pay the TECHNOLOGY FEES described above one time with respect to each plant that is subject to the TECHNOLOGY FEES (except that additional fees are payable for additional capacity upon future expansion as set forth in this LICENSE AGREEMENT).

(g)

Late Payment.  If any amount owed to LICENSOR hereunder is not paid when due, the unpaid amount shall bear interest, at an annual rate of seven (7) percentage points above the prime rate as published in “The Bloomberg Financial News and Information System” on the last business day of the accounting period for which payment was due (or the maximum rate permitted by applicable LAWS, if lower).  Such interest shall accrue on the balance of any unpaid amount from the date on which such amount becomes due until payment or offset thereof in full.

(h)

Right of Set-Off.  Each PARTY may, at its election and upon written notice thereof to the other PARTY, offset any unpaid amount owed to the other PARTY and interest thereon against any money the other PARTY owes to such PARTY under this LICENSE AGREEMENT.

(i)

Record Keeping and Audit.  For five (5) years following the end of the calendar year to which they pertain (whether during or after the term of this LICENSE AGREEMENT) (except that such period shall be limited to three (3) years with

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respect to documents pertaining to BIOCATALYST vial lots and vial lot samples), each LICENSEE shall, and shall cause its MANUFACTURERS, AFFILIATES and other sublicensees to:  (i) keep full, true, and accurate books, records, [   ***   ], and supporting data containing all particulars that may be necessary for purposes of verifying (A) the amount of royalties payable to LICENSOR and, with respect to GEVO, the amount of TECHNOLOGY FEES (if any) payable to BUTAMAX (subject to the restrictions set forth in Section 8), (B) (1) that BUTAMAX, and its MANUFACTURES, AFFILIATES and other sublicensees do not use [   ***   ] or modified variants of such enzymes covered by a claim of a GEVO PATENT, or GEVO’S BIOCATALYSTS (as identified by genetic markers), (2) that GEVO, and its MANUFACTURERS, AFFILIATES and other sublicensees do not use [   ***   ] or modified variants of such enzymes covered by a claim of a BUTAMAX PATENT, or BUTAMAX’s BIOCATALYSTS (as identified by genetic markers), and (3) that GEVO and its MANUFACTURERS, AFFILIATES and other GEVO SUBLICENSEES do not use BUTAMAX SEPARATION TECHNOLOGY covered by a claim of a BUTAMAX PATENT (other than GEVO SEPARATION TECHNOLOGY) or SOLIDS SEPARATION TECHNOLOGY (as set forth in Section 8), and (C) compliance with field restrictions and other obligations under this LICENSE AGREEMENT by LICENSEE, and its MANUFACTURERS, AFFILIATES and other sublicensees, and (ii) make such books, records, [   ***   ], and supporting data available at all reasonable times during normal business hours upon reasonable advance notice and without disruption of plant operations (except to the extent necessary for testing purposes required under this Section 3(i), for audit by independent auditors of LICENSOR  (that are either (x) reasonably acceptable to LICENSEE and LICENSOR or (y) one of the ten (10) largest U.S. accounting firms) for such purposes. In addition, with respect to any audit for purposes of determining whether a plant uses SOLIDS SEPARATION TECHNOLOGY subject to TECHNOLOGY FEES, GEVO shall provide, at all reasonable times during normal business hours upon reasonable advance notice, independent auditors of

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LICENSOR with full access to such plant, including for purposes of viewing, assessing, analyzing, testing, monitoring and reviewing all or any part of the plant, plant operations and equipment, and including conducting tests of sufficient duration to measure the requisite DE at intervals determined by the auditors.

LICENSOR shall cause its independent auditors that conduct any audit to be bound to hold all information (including information that can be obtained from analyzing, or otherwise relates to, samples of BIOCATALYSTS) provided by LICENSEE in confidence and not to disclose to any PERSON or provide any PERSON with access to any such information except as necessary to communicate to LICENSOR any non-compliance or any unauthorized uses of      [   ***   ] enzymes or proprietary BIOCATALYSTS, or BUTAMAX SEPARATION TECHNOLOGY or SOLIDS SEPARATION TECHNOLOGY.  LICENSEE shall provide reasonable assistance and cooperation in any audit performed by LICENSOR’s independent auditors.  No such audit by GEVO may occur more than once in any calendar year unless required for GEVO’s compliance with LAWS.  No such audit by BUTAMAX for purposes of verifying the amount of royalties may occur more than once in any calendar year, and no such audit by BUTAMAX for purposes of determining whether a plant uses SOLIDS SEPARATION TECHNOLOGY subject to TECHNOLOGY FEES may occur more than once in any calendar year for each such plant (except as set forth in Section 8(c)), in each case, unless required for BUTAMAX’s compliance with LAWS.  All costs of any audit performed by LICENSOR’s independent auditors shall be borne by LICENSOR; provided that if an error in underpaid royalties to LICENSOR of more than five percent (5%) of the total royalties due for any calendar year is discovered, then LICENSOR shall be entitled to perform up to two (2) audits for the immediately following calendar year, and all costs of any audit performed by LICENSOR’s independent auditors for the audit that uncovered the underpayment as well as any audits performed by LICENSOR’s independent auditors for the immediately following calendar year shall be borne by LICENSEE.

*

(j)	Taxes. Royalties and other sums payable under this LICENSE AGREEMENT are exclusive of VAT (or similar tax) and shall be paid free and clear of all

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deductions and withholdings whatsoever, unless the deduction or withholding is required by applicable LAWS. If any deduction or withholding is required by applicable LAWS, LICENSEE, its AFFILIATES and other sublicensees,  shall pay to LICENSOR such sum as will, after the deduction or withholding has been made, leave LICENSOR with the same amount as it would have been entitled to receive in the absence of any such requirement to make a deduction or withholding. If LICENSEE is required by applicable LAWS to make a deduction or withholding, LICENSEE, its AFFILIATES and other sublicensees, shall, within thirty (30) business days of making the deduction or withholding, provide a statement in writing showing the gross amount of the payment, the amount of the sum deducted and the actual amount paid.

(k)

Worldwide Royalties.  Each PARTY acknowledges and agrees that (i) the royalties set forth in this Section 3 apply to all sales and other transfers of BIOBUTANOL anywhere in the world, regardless of whether the production, use, sale or transfer of such BIOBUTANOL is covered by BUTAMAX PATENTS or GEVO PATENTS (as applicable) in the applicable jurisdiction, (ii) such PARTY has taken the foregoing fact and other factors into consideration when determining the royalty rates set forth in this Section 3 and has voluntarily agreed to such royalty rates, and (iii) calculation of the royalties in accordance with this Section 3 is for the mutual convenience and efficiency of both PARTIES and reflects both PARTIES’ desire to avoid administrative difficulties and burdens.

(l)	Mutual Acknowledgement. Each PARTY acknowledges and agrees to the statements set forth on Exhibit G.
(m)

Royalty Calculation and Payment.  For the avoidance of doubt, no more than one royalty under Sections 3(a) or 3(b) shall be due for any volume of BIOBUTANOL sold or otherwise transferred under this LICENSE AGREEMENT, and any such royalty shall accrue when such volume of BIOBUTANOL is distributed for use in any royalty-bearing field.

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4.	PATENT CHALLENGES
(a)	By GEVO
(i)

During the BUTAMAX PATENT TERM, GEVO shall not, shall cause its wholly-owned subsidiaries not to, shall not cause GEVO’s other AFFILIATES to, and shall contractually require other GEVO SUBLICENSEES not to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any PATENT CHALLENGE of any patents or patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION to the extent they apply to BIOCATALYSTS or the making, recovering, using or selling of BIOBUTANOL.

(ii)

In the event that, during the BUTAMAX PATENT TERM, GEVO or its wholly-owned subsidiaries, or GEVO causes its other AFFILIATES to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any PATENT CHALLENGE of any BUTAMAX PATENTS to the extent they apply to BIOCATALYSTS or the making, recovering, using or selling of BIOBUTANOL, (x) such act or omission shall be deemed a material breach of this Section 4(a) by GEVO,  (y) BUTAMAX may notify GEVO of such breach, and (z) GEVO shall have thirty (30) days to cure such breach.  If GEVO fails to cure such breach and continues to breach this Section 4(a) at the end of such thirty (30)-day period, BUTAMAX shall be entitled to invoke the relief set forth in Section 4(a)(iv) against GEVO.

(iii)

In the event that, during the BUTAMAX PATENT TERM, any AFFILIATE of GEVO or another GEVO SUBLICENSEE, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any PATENT CHALLENGE of any BUTAMAX PATENTS to the extent they apply to BIOCATALYSTS or the making, recovering, using or selling of BIOBUTANOL, (x) such act or omission shall be deemed a material breach of this Section 4(a) (or the corresponding provisions in the sublicense agreement) by such AFFILIATE of GEVO or other GEVO

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SUBLICENSEE, (y) BUTAMAX may notify such AFFILIATE of GEVO or other GEVO SUBLICENSEE of such breach, and (z) such AFFILIATE of GEVO or other GEVO SUBLICENSEE shall have thirty (30) days to cure such breach.  If such AFFILIATE of GEVO or other GEVO SUBLICENSEE fails to cure such breach and continues to breach this Section 4(a) (or the corresponding provisions in the sublicense agreement) at the end of such thirty (30)-day period, BUTAMAX shall be entitled to invoke the relief set forth in Section 4(a)(iv) against such AFFILIATE of GEVO or other GEVO SUBLICENSEE directly.

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(b)	By BUTAMAX.
(i)

During the GEVO PATENT TERM, BUTAMAX shall not, shall cause its wholly-owned subsidiaries and each of E.I. du Pont de Nemours & Company, BP plc and BP Biofuels North America LLC, and each of their respective wholly-owned subsidiaries, not to, shall not cause BUTAMAX’s other AFFILIATES to, and shall contractually require other BUTAMAX SUBLICENSEES not to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any PATENT CHALLENGE of any patents or patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION to the extent they apply to BIOCATALYSTS or the making, recovering, using or selling of BIOBUTANOL.

(ii)

In the event that, during the GEVO PATENT TERM, BUTAMAX, its wholly-owned subsidiaries, or E.I. du Pont de Nemours & Company, BP plc or BP Biofuels North America LLC, or any of their respective wholly-owned subsidiaries, or BUTAMAX, E.I. du Pont de Nemours & Company or du Pont de Nemours & Company causes its other AFFILIATES to, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any PATENT CHALLENGE of

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any GEVO PATENTS to the extent they apply to BIOCATALYSTS or the making, recovering, using or selling of BIOBUTANOL, (x) such act or omission shall be deemed a material breach of this Section 4(b) by BUTAMAX,  (y) GEVO may notify BUTAMAX of such breach, and (z) BUTAMAX shall have thirty (30) days to cure such breach.  If BUTAMAX fails to cure such breach and continues to breach this Section 4(b) at the end of such thirty (30)-day period, GEVO shall be entitled to invoke the relief set forth in Section 4(b)(iv) against BUTAMAX.

(iii)

In the event that, during the GEVO PATENT TERM, any AFFILIATE of BUTAMAX or another BUTAMAX SUBLICENSEE, directly or indirectly through a THIRD PARTY, make or cause to be made, or participate or assist in making, any PATENT CHALLENGE of any GEVO PATENTS to the extent they apply to BIOCATALYSTS or the making, recovering, using or selling of BIOBUTANOL, (x) such act or omission shall be deemed a material breach of this Section 4(b) (or the corresponding provisions in the sublicense agreement) by such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE, (y) GEVO may notify such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE of such breach, and (z) such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE shall have thirty (30) days to cure such breach.  If such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE fails to cure such breach and continues to breach this Section 4(b) (or the corresponding provisions in the sublicense agreement) at the end of such thirty (30)-day period, GEVO shall be entitled to invoke the relief set forth in Section 4(b)(iv) against such AFFILIATE of BUTAMAX or other BUTAMAX SUBLICENSEE directly.

(iv)	[ *** ]	*

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5.	CONFIDENTIALITY
(a)

CONFIDENTIAL INFORMATION.  Except as set forth in this Section 5(a), (i) the terms and substance (but not the existence) of this LICENSE AGREEMENT shall constitute confidential information of each PARTY, (ii) any information provided by the audited PARTY in connection with any audit (including information that can be obtained from analyzing, or otherwise relates to, samples of BIOCATALYSTS) shall constitute confidential information of the audited PARTY, (iii) (A) any unpublished patent applications embodying BUTAMAX DEVELOPED

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IMPROVEMENTS or ADDITIONAL BUTAMAX PATENTS and (B) information and data provided to GEVO by BUTAMAX hereunder in connection with its delivery of a BUTAMAX ENGINEERING PACKAGE and related to the SOLIDS SEPARATION TECHNOLOGY or a BUTAMAX ENGINEERING PACKAGE shall constitute confidential information of BUTAMAX, and any unpublished patent applications embodying GEVO DEVELOPED IMPROVEMENTS or ADDITIONAL GEVO PATENTS shall constitute confidential information of GEVO, (iv) any transcripts of arbitration hearings shall be deemed confidential information of each PARTY, and (v) any other confidential information that may be disclosed by or on behalf of a PARTY to the other PARTY shall be deemed confidential information of the disclosing PARTY (such information set forth in clauses (i)-(v), collectively, “CONFIDENTIAL INFORMATION”). Notwithstanding the foregoing, CONFIDENTIAL INFORMATION shall not include information that (A) is publicly available or which becomes available to the public (other than as a result of disclosure in violation of this LICENSE AGREEMENT by a PARTY or any other PERSON who receives CONFIDENTIAL INFORMATION from such PARTY); or (B) with respect to information described in clauses (ii), (iii) and (v) of the definition of the CONFIDENTIAL INFORMATION: (x) was known to the receiving PARTY prior to the disclosure, (y) was independently developed by the receiving PARTY outside of this LICENSE AGREEMENT and without reference to or use of such information, or (z) was rightfully obtained by the receiving PARTY from another PERSON without a duty of confidentiality.

(b)

Confidentiality Obligations.  Each PARTY shall keep in confidence, using the same or greater degree of care it uses with its own confidential information of a similar nature (but in no event less than a reasonable degree of care) and shall not (i) disclose to any PERSON, or provide any PERSON with access to, or (ii) use, any CONFIDENTIAL INFORMATION of the other PARTY for any purpose except as provided in this LICENSE AGREEMENT, in each case, under obligations of confidentiality that are at least as stringent as the confidentiality obligations set forth in this LICENSE AGREEMENT.

(c)	Permitted Disclosures. Neither PARTY shall disclose to any PERSON, or provide any PERSON with access to, CONFIDENTIAL INFORMATION of the other PARTY except as follows:

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(i)

Each PARTY may disclose CONFIDENTIAL INFORMATION of the other PARTY as provided in this LICENSE AGREEMENT or otherwise approved by the other PARTY in advance (which approval shall not be unreasonably withheld), in each case, under obligations of confidentiality that are at least as stringent as the confidentiality obligations set forth in this LICENSE AGREEMENT.

(ii)

Each PARTY may (A) disclose CONFIDENTIAL INFORMATION of the other PARTY to its AFFILIATES and its or their counsel, (B) respond to inquiries regarding the terms and substance of this LICENSE AGREEMENT from its outside auditors, lenders, bankers, underwriters, and potential investors, lenders or acquirers, and (C) disclose to its actual or prospective MANUFACTURERS and THIRD PARTY sublicensees the terms and substance of this LICENSE AGREEMENT (solely to the extent relating to rights and obligations of such MANUFACTURERS and THIRD PARTY sublicensees under this LICENSE AGREEMENT, excluding, for the avoidance of doubt, any financial terms); provided that, in each case with respect to the foregoing clauses (A), (B) and (C), such PARTY shall (x) advise each such PERSON receiving any CONFIDENTIAL INFORMATION of the confidential nature of such CONFIDENTIAL INFORMATION, (y) ensure each such PERSON is bound by a valid and enforceable written agreement, or professional responsibility rules (e.g., legal or other similar representatives who are bound by obligations of confidentiality in their profession) that are at least as stringent as the confidentiality obligations set forth in this LICENSE AGREEMENT, and  (z) upon request of the other PARTY, provide the other PARTY with copies of confidentiality agreements with such PERSONS.  The PARTIES shall, promptly after the EFFECTIVE DATE, discuss in good faith the scope and content of permitted disclosures under obligations of confidentiality under this Section 5(c), for purposes of market development activities and sublicensing activities.  Each PARTY shall comply with any such scope and content of permitted disclosure that may be agreed upon by the PARTIES.

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(iii)

Subject to Section 5(c)(iv), in the event that a PARTY is requested or required to disclose any CONFIDENTIAL INFORMATION of the other PARTY under a discovery request, a subpoena, or inquiry issued by governmental authorities, for purposes of meeting regulatory or governmental reporting requirements or obtaining or maintaining regulatory or governmental approvals, or otherwise under applicable LAWS (including any regulation or rule of the Securities and Exchange Commission or any stock exchange or necessary under U.S. GAAP), whether in its ordinary course of business or by virtue of a transaction or proposed transaction or any other event or circumstance, such PARTY shall, to the extent permitted by applicable LAWS and reasonably practicable:  (A) provide prior notice to the other PARTY of such disclosure (including content of any proposed disclosure and proposed recipient of CONFIDENTIAL INFORMATION), and (B) allow the other PARTY sufficient time to seek, at its own expense, an appropriate confidentiality agreement, protective order, injunction, or modification of any disclosure, or otherwise prevent, limit, delay or otherwise affect the response to such request or requirement.  The PARTY subject to such request or requirement to disclose shall reasonably cooperate with the other PARTY in such efforts.  If the PARTY subject to such request or requirement to disclose is nonetheless legally compelled to disclose any CONFIDENTIAL INFORMATION in order to respond to a discovery request, a subpoena, or inquiry issued by governmental authorities, to obtain or maintain regulatory or governmental approvals, or otherwise comply with applicable LAWS, such PARTY may disclose that portion of such CONFIDENTIAL INFORMATION to the extent required.

(iv)

In the event of any proposed disclosure under Section 5(c)(iii), the disclosing PARTY shall, to the extent permitted by applicable LAWS and reasonably practicable, provide prior notice to the non-disclosing PARTY of such disclosure (including content of any proposed disclosure and proposed recipient of CONFIDENTIAL INFORMATION), allow the non-disclosing PARTY sufficient time to review and comment thereon.  To the extent permitted by applicable LAWS, the non-disclosing PARTY shall

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have the right to suggest reasonable changes to the disclosure to protect its interests and the disclosing PARTY shall not unreasonably refuse to include or implement such changes in its disclosure.

(v)

Each PARTY shall (i) accompany any disclosure of CONFIDENTIAL INFORMATION of the other PARTY with an instruction in writing that the terms and substance of this LICENSE AGREEMENT and such other information constitute confidential business information and are not to be disclosed to others, except as may be required by applicable LAWS, and (ii) use reasonable efforts to obtain reliable assurance that confidential treatment will be accorded the disclosed information.

(d)

Media Inquiries.  If a PARTY receives an inquiry about the terms or substance of this LICENSE AGREEMENT from the media or any other THIRD PARTY, such PARTY shall respond by stating that the PARTIES have agreed to keep confidential the terms and substance of this LICENSE AGREEMENT, except as set forth in (i) a jointly agreed upon press release (including any attachments thereto), attached as Exhibit D of the SETTLEMENT AGREEMENT, to be issued simultaneously by the PARTIES after execution of the SETTLEMENT AGREEMENT, (ii) the related FORM 8-K, or (iii) the information disclosed in the foregoing (i) and (ii), which for purposes of clarity, shall not be deemed to constitute CONFIDENTIAL INFORMATION under this Section 5. It is the intention of the PARTIES not to publicize the fact or the circumstances or any of the features of this LICENSE AGREEMENT more widely or more frequently than is required by LAWS or otherwise necessary to announce that a settlement has been achieved.

(e)

Breach of Confidentiality.  Each PARTY shall be liable and responsible for any breach of the confidentiality obligations hereunder or unauthorized disclosure, access or use of any CONFIDENTIAL INFORMATION by any PERSON that receives such CONFIDENTIAL INFORMATION from such PARTY, to the same extent as if such breach or other act or omission was by such PARTY itself.

(f)	Return of CONFIDENTIAL INFORMATION. Upon expiration or termination of the BUTAMAX PATENT TERM or the GEVO PATENT TERM, upon request of

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the other PARTY, each PARTY shall promptly return to the other PARTY, or destroy (and certify such destruction in writing to the other PARTY), all documents, notes and other tangible materials representing the other PARTY’s CONFIDENTIAL INFORMATION (to the extent not relating to the rights and obligations under this LICENSE AGREEMENT that survive such expiration or termination) and all copies thereof.  This obligation to return or destroy materials or copies thereof does not extend to automatically generated computer back-up or archival copies generated in the ordinary course of a PARTY’s information systems procedures, provided that such PARTY shall make no further use of such copies.

(g)

Equitable Relief.  Each PARTY stipulates and agrees that regardless of any possibility or opportunity for cure under this LICENSE AGREEMENT, a PARTY will be immediately and irreparably injured by the other PARTY’s breach of this Section 5, for which monetary damages may not be adequate, and each PARTY stipulates and agrees to the entry of an immediate injunctive relief, specific performance, and any other appropriate equitable relief in any court with jurisdiction prohibiting the breaching PARTY (including any PERSON that receives such CONFIDENTIAL INFORMATION from such PARTY) from continued breach of this Section 5.

(h)

No Right or License.  Nothing in this Section 5 shall be construed as granting to, or conferring on, a Party, expressly or impliedly, any rights or license to any CONFIDENTIAL INFORMATION of the other PARTY.

6.	REPRESENTATIONS, WARRANTIES AND COVENANTS
(a)	Mutual Representations, Warranties and Covenants. Each PARTY hereby represents, warrants and covenants that, as of the EFFECTIVE DATE and during the TERM of this LICENSE AGREEMENT:

(i) such PARTY has the requisite right, power and authority to grant the licenses and rights as set forth in this LICENSE AGREEMENT;

(ii) such PARTY is duly organized or formed and validly existing under the LAWS of the jurisdiction of its incorporation or formation;

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(iii) such PARTY, and the person executing this LICENSE AGREEMENT on its behalf, have the requisite right, power and authority to enter into this LICENSE AGREEMENT;

(iv) the execution, delivery, and performance of this LICENSE AGREEMENT by such PARTY has been duly authorized by all necessary action by such PARTY (including approval by the appropriate senior management or board of directors of such PARTY, as applicable);

(v) this LICENSE AGREEMENT constitutes a valid, legal, and binding obligation of such PARTY enforceable against such PARTY in accordance with its terms and conditions, subject to applicable bankruptcy, insolvency, reorganization and other LAWS affecting the rights of creditors generally;

(vi) the execution, delivery, and performance by such PARTY of this LICENSE AGREEMENT do not and will not, with or without the passage of time or giving of notice, conflict with, or violate or breach, or require any consent from any PERSON under (A) the articles, certificate of incorporation, bylaws or similar or equivalent governing instruments of such PARTY, (B) any LAWS applicable to such PARTY, or (C) any contracts or agreements by which such PARTY is bound;

(vii) such PARTY has read this LICENSE AGREEMENT in full detail and fully understands each and every provision of this LICENSE AGREEMENT;

(viii) such PARTY is executing this LICENSE AGREEMENT voluntarily, without any duress or coercion, and with full knowledge of the legal significance and binding nature of this LICENSE AGREEMENT; and

(ix) such PARTY has received independent legal advice from its in-house attorneys and outside attorneys of its choice with respect to the legal consequences of entering into this LICENSE AGREEMENT.

(b)	Representations, Warranties and Covenants by GEVO. GEVO represents, warrants and covenants that, as of the EFFECTIVE DATE and during the TERM of this LICENSE AGREEMENT:

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(1) it has received all necessary consents, including from any holders of security interests and lienholders (including agents and trustees) on any GEVO PATENTS (including Wilmington Savings Fund Society, FSB, WB Gevo, Ltd., and TriplePoint Capital LLC), to grant the licenses and rights as set forth in this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT and to enter into and perform under this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT;

(2) Wilmington Savings Fund Society, FSB, WB Gevo, Ltd., and TriplePoint Capital LLC have executed the consents set forth in Exhibit B;

(3) as of the EFFECTIVE DATE, the reports, schedules, forms, statements and other documents filed or furnished, as applicable, by GEVO under the Securities Exchange Act of 1934, as amended, including the exhibits thereto and documents incorporated by reference therein, fairly and accurately disclose the secured indebtedness incurred by GEVO and its subsidiaries, as of the respective dates thereof;

(4) in the event GEVO grants a security interest on any GEVO PATENTS to any PERSON during the GEVO PATENT TERM, such PERSON will expressly agree and acknowledge in writing (x) the existence of this LICENSE AGREEMENT and (y) that the security interest granted to such PERSON is subject to the terms and conditions of this LICENSE AGREEMENT; and

(5) GEVO will not cause any ETHANOL PROVIDER [   ***   ] to prevent or hinder either BUTAMAX or its AFFILIATES or other BUTAMAX SUBLICENSEES (or any PERSON acting on its or their behalf) from licensing from any ETHANOL PROVIDER or using any licensed technology of any ETHANOL PROVIDER or retrofitting any plants licensed from any ETHANOL PROVIDER to make BIOBUTANOL, and GEVO will waive any contractual requirements with any ETHANOL PROVIDER that may have the effect of preventing or hindering BUTAMAX or its AFFILIATES or other BUTAMAX SUBLICENSEES (or any PERSON acting on its or their behalf) from licensing from any ETHANOL PROVIDER or using any licensed technology of any

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ETHANOL PROVIDER or retrofitting any plants licensed from any ETHANOL PROVIDER to make BIOBUTANOL.

GEVO represents, warrants and covenants that:  (i) as of the EFFECTIVE DATE, GEVO exclusively owns or otherwise has the right to license all of the GEVO PATENTS in accordance with this LICENSE AGREEMENT, (ii) as of the EFFECTIVE DATE, all patents and patent applications owned or licensed (and sublicensable) by GEVO that are reasonably necessary to make or use BIOCATALYSTS to produce, recover or use isobutanol (including for blending isobutanol or converting isobutanol to isooctane, isobutylene, paraxylene, jet or diesel) in the BUTAMAX FIELDS OF USE or the JET field (whether or not such patents or patent applications are encumbered by THIRD PARTY rights or obligations, and including patents and patent applications owned by GEVO that are at issue in the SUBJECT LITIGATION) are identified on Exhibit E, and (iii) to the extent any such patents or patent applications are not identified on Exhibit E, such patents and patent applications are deemed automatically included in the scope of GEVO PATENTS as of the EFFECTIVE DATE and during the TERM of this LICENSE AGREEMENT and, upon BUTAMAX’s request, the PARTIES will promptly amend Exhibit E to add such patents and patent applications.

(c)	Representations, Warranties and Covenants by BUTAMAX. BUTAMAX represents, warrants and covenants that, as of the EFFECTIVE DATE and during the TERM of this LICENSE AGREEMENT:

(1) it has received all necessary consents, including from any holders of security interests and lienholders (including agents and trustees) on any BUTAMAX PATENTS, to grant the licenses and rights as set forth in this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT and to enter into and perform under this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT;

(2) in the event BUTAMAX grants a security interest on any BUTAMAX PATENTS to any PERSON during the BUTAMAX PATENT TERM, such PERSON will expressly agree and acknowledge in writing (x) the existence of this LICENSE AGREEMENT and (y) that the security interest granted to such

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PERSON is subject to the terms and conditions of this LICENSE AGREEMENT; and

(3) BUTAMAX will not cause any ETHANOL PROVIDER to prevent or hinder either GEVO or its AFFILIATES or other GEVO SUBLICENSEES (or any PERSON acting on its or their behalf) from licensing from any ETHANOL PROVIDER or using any licensed technology of any ETHANOL PROVIDER or retrofitting any plants licensed from any ETHANOL PROVIDER to make BIOBUTANOL, and BUTAMAX will waive any contractual requirements with any ETHANOL PROVIDER that may have the effect of preventing or hindering GEVO or its AFFILIATES or other GEVO SUBLICENSEES (or any PERSON acting on its or their behalf) from licensing from any ETHANOL PROVIDER or using any licensed technology of any ETHANOL PROVIDER or retrofitting any plants licensed from any ETHANOL PROVIDER to make BIOBUTANOL.

BUTAMAX represents, warrants and covenants that:  (i) as of the EFFECTIVE DATE, BUTAMAX exclusively owns or otherwise has the right to license all of the BUTAMAX PATENTS in accordance with this LICENSE AGREEMENT, (ii) as of the EFFECTIVE DATE, all patents and patent applications owned or licensed (and sublicensable) by BUTAMAX that are reasonably necessary to make or use BIOCATALYSTS to produce, recover or use isobutanol  (including for blending isobutanol or converting isobutanol to isooctane, isobutylene, paraxylene, jet or diesel) in the GEVO FIELDS OF USE or the DIRECT FUEL BLENDING field (whether or not such patents or patent applications are encumbered by THIRD PARTY rights or obligations, and including patents and patent applications owned by BUTAMAX that are at issue in the SUBJECT LITIGATION) are identified on Exhibit D, and (iii) to the extent any such patents or patent applications are not identified on Exhibit D, such patents and patent applications are deemed automatically included in the scope of BUTAMAX PATENTS as of the EFFECTIVE DATE and during the TERM of this LICENSE AGREEMENT and, upon GEVO’s request, the PARTIES will promptly amend Exhibit D to add such patents and patent applications.

(d)	DISCLAIMER. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 6, EACH PARTY EXPRESSLY DISCLAIMS AND EXCLUDES, AND THE OTHER

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PARTY HEREBY WAIVES, ANY AND ALL REPRESENTATIONS AND WARRANTIES OF ANY KIND OR NATURE, WHETHER EXPRESS, IMPLIED OR STATUTORY, ORAL OR WRITTEN, WITH RESPECT TO BUTAMAX PATENTS, GEVO PATENTS, BUTAMAX SEPARATION TECHNOLOGY, GEVO SEPARATION TECHNOLOGY, SOLIDS SEPARATION TECHNOLOGY, OR ANY BUTAMAX ENGINEERING PACKAGE,  OR THIS LICENSE AGREEMENT, INCLUDING ANY REPRESENTATIONS OR WARRANTIES OF GUARANTEED PERFORMANCE OF ANY TECHNOLOY OR ANY INVENTION COVERED BY A CLAIM OF ANY PATENT OR PATENT APPLICATION, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.  Notwithstanding anything that may be to the contrary, nothing contained in this LICENSE AGREEMENT shall be construed as:

(i)

A warranty or representation by BUTAMAX as to the validity, enforceability, scope, or patentability of BUTAMAX PATENTS or any obligation to defend any claim related to the validity, enforceability, scope, or patentability of BUTAMAX PATENTS, or a warranty or representation by GEVO as to the validity, enforceability, scope, or patentability of GEVO PATENTS or any obligation to defend any claim related to the validity, enforceability, scope, or patentability of GEVO PATENTS;

(ii)

A warranty or representation by BUTAMAX that the BUTAMAX PATENTS cover any jurisdiction outside of the U.S., or a warranty or representation by GEVO that the GEVO PATENTS cover any jurisdiction outside of the U.S.;

(iii)

A warranty or representation by either PARTY that anything made, used or sold or otherwise disposed of under any license or right granted in the LICENSE AGREEMENT is or will be free from infringement, misappropriation or other violation of patents or other intellectual property rights of any PERSON;

(iv)

An obligation to bring or prosecute actions or suits against any PERSON for infringement, misappropriation or other violation of any patent or other intellectual property right of any PERSON (except for (A) obligations of

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GEVO set forth in Section 2(a)(vi) with respect to its MANUFACTURERS, AFFILIATES and other GEVO SUBLICENSEES and (B) obligations of BUTAMAX set forth in Section 2(b)(vi) with respect to its MANUFACTURERS, AFFILIATES and other BUTAMAX SUBLICENSEES);

(v)

Granting by implication, estoppel or otherwise any license or right other than those which are expressly stated herein, or granting of any license or right to any know-how, trade secrets or technical information (except as set forth in Section 2(c)), biological materials (except for BIOCATALYSTS licensed under Section 2), trademarks, service marks, or copyrights owned or licensed by a PARTY;

(vi)

A requirement that either PARTY (A) disclose know-how, trade secrets or technical information (except for the provision of the BUTAMAX ENGINEERING PACKAGE in accordance with Section 8(d)), (B) provide any BIOCATALYSTS or any other biological materials, or (C) provide any technical assistance; or

(vii)	An obligation that either PARTY file or prosecute any patent application, secure any patent, or maintain any patent application or patent.
7.	LIMITATIONS OF LIABILITY

EXCEPT FOR (A) MATERIAL BREACH OF SECTIONS 2, 4 OR 5, (B) VIOLATION OF LAWS, AND (C) GROSS NEGLIGENCE, WILLFUL MISCONDUCT OR FRAUD, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES ARISING OUT OF, RESULTING FROM OR RELATING TO THIS LICENSE AGREEMENT OR PERFORMANCE HEREUNDER, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY (WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY, OR OTHERWISE), EVEN IF SUCH PARTY WAS ADVISED OR OTHERWISE AWARE OF THE LIKELIHOOD OF SUCH DAMAGES.

8.	EXERCISE OF THE OPTION

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(a)

With respect to each SST LICENSED PLANT, GEVO may exercise the option granted to it under Section 2(c) upon written notice to BUTAMAX with respect to such SST LICENSED PLANT.  For the avoidance of doubt, no license is granted under Section 2(c) unless and until GEVO exercise such option in writing in accordance with this Section 8(a).

(b)

Each plant owned or operated, or partially owned or operated, by GEVO or its AFFILIATE or other GEVO SUBLICENSEE (to which AFFILIATE or GEVO SUBLICENSEE, GEVO has granted or intends to grant a sublicense hereunder to GEVO’s rights under Section 2(a)) shall be presumed to utilize or otherwise implement the SOLIDS SEPARATION TECHNOLOGY, unless GEVO provides BUTAMAX with reasonably sufficient evidence that such plant does not, and would not be reasonably expected to, utilize or otherwise implement the SOLIDS SEPARATION TECHNOLOGY for which a TECHNOLOGY FEE would be required.

(c)

In the event that GEVO provides BUTAMAX with evidence that a plant does not utilize or otherwise implement the SOLIDS SEPARATION TECHNOLOGY and BUTAMAX believes that such evidence is not reasonably sufficient or BUTAMAX is not reasonably satisfied with such evidence, then BUTAMAX shall be entitled to exercise its audit rights under Section 3(i); provided, that the right to exercise such audits pursuant to this Section 8(c) shall not be subject to, or count against, the annual audit limitation set forth therein.

(d)

In the event GEVO exercises the option granted to it under Section 2(c) with respect to a particular SST LICENSED PLANT and GEVO desires to receive and implement a BUTAMAX ENGINEERING PACKAGE at such SST LICENSED PLANT, the PARTIES will negotiate in good faith to enter into a separate license, and optionally a services agreement, both on industry standard and commercially reasonable terms for the delivery by BUTAMAX of such BUTAMAX ENGINEERING PACKAGE with respect to a particular SST LICENSED PLANT, at no additional charge for the BUTAMAX ENGINEERING PACKAGE (other than the requirement to pay TECHNOLOGY FEES pursuant to Section 3(c) and reimbursement of all actual costs and expenses incurred by BUTAMAX and any engineering fees pursuant to provision of any engineering services (to be

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negotiated by the PARTIES in good faith)).   The PARTIES anticipate that such BUTAMAX ENGINEERING PACKAGE will be in the form of [   ***   ], and include technology performance information, subject to parameters regarding the content of such BUTAMAX ENGINEERING PACKAGE and timing of provision of such ENGINEERING PACKAGE to be agreed by the PARTIES.  For the avoidance of doubt, BUTAMAX shall not be obligated to modify or update any BUTAMAX ENGINEERING PACKAGE and ownership of the BUTAMAX ENGINEERING PACKAGE shall remain with BUTAMAX at all times and its use shall be governed by the terms of a separate agreement.

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9.	TERM AND TERMINATION
(a)

TERM.  The term of this LICENSE AGREEMENT (the “TERM”) shall begin as of the EFFECTIVE DATE and, unless sooner terminated pursuant to Section 9(d), shall continue in full force until the termination or expiration of both the BUTAMAX PATENT TERM and the GEVO PATENT TERM.

(b)	Termination of BUTAMAX PATENT TERM by BUTAMAX for Breach
(i)

In the event that GEVO materially breaches (including with respect to any act or omission of its MANUFACTURERS, its AFFILIATES or other GEVO SUBLICENSEES) this LICENSE AGREEMENT (including, for the avoidance of doubt, exceeding the scope of any license or other breach of any license granted, failure to pay royalties, breach of obligations with respect to PATENT CHALLENGES, and breach of Section 3(i) or Section 6), then BUTAMAX may provide written notice of such breach to GEVO.  GEVO shall have a sixty (60)-day period (except that such cure period shall be thirty (30) days in the event of any breach of Section 4(a)) after the date of such notice to cure such breach.  If GEVO fails to cure such breach within such cure period, and only upon FINAL DETERMINATION by the arbitrators regarding such breach and such failure to cure such breach in accordance with Section 11 (except that no arbitration is required regarding any breach of Section 4(a)), subject to Sections 9(b)(ii) and 9(e) (including, for the avoidance of doubt, the survival and

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assignment and assumption of sublicense agreements under Section 9(e)(iii)), BUTAMAX may terminate the BUTAMAX PATENT TERM immediately upon written notice of termination to GEVO and all rights and licenses granted to GEVO under this LICENSE AGREEMENT (including Sections 2(a) and 4(b)) and all obligations of BUTAMAX, its wholly owned subsidiaries, E.I. du Pont de Nemours & Company, BP Biofuels North America LLC, BUTAMAX’s other AFFILIATES, or other BUTAMAX SUBLICENSEES under Section 4(b) shall terminate immediately; except that all licenses and rights granted to BUTAMAX under this LICENSE AGREEMENT (including Sections 2(b) and 4(a)) and all obligations of of GEVO, its AFFILIATES and other GEVO SUBLICENSEES under Section 4(a)  shall survive such termination.

(ii)

In the event that such breach giving rise to termination rights under Section 9(b)(i) is with respect to any act or omission of a MANUFACTURER or AFFILIATE of GEVO or any other GEVO SUBLICENSEE, then BUTAMAX may terminate the BUTAMAX PATENT TERM immediately upon written notice of termination to GEVO under Section 9(b)(i) only if (A) GEVO itself (and not due to any act or omission of any MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE) materially breaches this LICENSE AGREEMENT and fails to cure such breach within such cure period as set forth in Section 9(b)(i), or (B) (x) such breaches are due to any act or omission of more than one (1) such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE, (y) such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE fails to cure all such breaches after a one hundred and twenty (120)-day cure period after the later date of notice of such breaches from BUTAMAX, and (z) as FINALLY DETERMINED by arbitrators in accordance with Section 11, GEVO has failed to use its reasonable best efforts in accordance with Section 2(a)(vi)(2) to cause any such MANUFACTURER, AFFILIATE or other GEVO SUBLICENSEE to cure or cease (if acceptable to BUTAMAX) any such breach (to the extent relating to BUTAMAX PATENTS) (and for the avoidance of doubt, GEVO shall have no cure period if this clause (B) applies).

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(iii)

In the event that (A) GEVO materially breaches (including with respect to any act or omission of its MANUFACTURERS, its AFFILIATES or other GEVO SUBLICENSEES) this LICENSE AGREEMENT (including, for the avoidance of doubt, exceeding the scope of any license or other breach of any license granted, failure to pay royalties, and breach of Section 3(i) or Section 6, but excluding breach of obligations with respect to PATENT CHALLENGES, which shall be subject to Section 4(a)), (B) such breaches are not cured within the sixty (60)-day cure period set forth in Section 9(b)(i), (C) such breach and such failure to cure such breach are FINALLY DETERMINED by the arbitrators in accordance with Section 11, and (D) the BUTAMAX PATENT TERM is not terminated for any reason, the royalty rate payable by GEVO to BUTAMAX under Section 3(a) for each GALLON of BIOBUTANOL sold or otherwise transferred by or for GEVO (to the extent relating to such breach) shall be (x) increased by [   ***   ] with respect to any volume that was royalty-bearing under Section 3(a), or (y) subject to a royalty of [   ***   ] for each GALLON of BIOBUTANOL sold or otherwise transferred by or for GEVO (to the extent relating to such breach) with respect to any volume that was royalty-free under Section 3(a).  Such increase of royalty rate shall be effective as of the end of the sixty (60)-day cure period and until the date on which such breach is cured (as FINALLY DETERMINED by the arbitrators regarding such breach and such failure to cure such breach in accordance with Section 11).  If BUTAMAX chooses not to terminate the BUTAMAX PATENT TERM based on a particular uncured material breach by GEVO as described above in this Section 9(b)(iii) and accepts GEVO’s payment based on the increased royalty rate payable by GEVO to BUTAMAX under Section 3(a) as provided in this Section 9(b)(iii), then BUTAMAX acknowledges and agrees that it has elected to receive such increased royalty and shall no longer have the right to terminate the BUTAMAX PATENT TERM under this Section 9(b) based on the particular event giving rise to such breach; provided that BUTAMAX shall have the right to terminate the BUTAMAX PATENT TERM in accordance with this Section 9(b) based on any other event or breach.

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(c)	Termination of GEVO PATENT TERM by GEVO for Breach
(i)

In the event that BUTAMAX materially breaches (including with respect to any act or omission of its MANUFACTURERS, its AFFILIATES or other BUTAMAX SUBLICENSEES) this LICENSE AGREEMENT (including, for the avoidance of doubt, exceeding the scope of any license or other breach of any license granted, failure to pay royalties, breach of obligations with respect to PATENT CHALLENGES, and breach of Section 3(i) or Section 6), then GEVO may provide written notice of such breach to BUTAMAX.  BUTAMAX shall have a sixty (60)-day period (except that such cure period shall be thirty (30) days in the event of any breach of Section 4(b)) after the date of such notice to cure such breach.  If BUTAMAX fails to cure such breach within such cure period, and only upon FINAL DETERMINATION by the arbitrators regarding such breach and such failure to cure such breach in accordance with Section 11 (except that no arbitration is required regarding any breach of Section 4(b)), subject to Sections 9(c)(ii) and 9(e) (including, for the avoidance of doubt, the survival and assignment and assumption of sublicense agreements under Section 9(e)(iii)), GEVO may terminate the GEVO PATENT TERM immediately upon written notice of termination to BUTAMAX, and all rights and licenses granted to BUTAMAX under this LICENSE AGREEMENT (including Sections 2(b) and 4(a)) and all obligations of GEVO, its wholly owned subsidiaries, its other AFFILIATES, or other GEVO SUBLICENSEES under Section 4(a) shall terminate immediately; except that all licenses and rights granted to GEVO under this LICENSE AGREEMENT (including Sections 2(a) and 4(b)) and all obligations of BUTAMAX, its AFFILIATES and other BUTAMAX SUBLICENSEES under Section 4(b) shall survive such termination.

(ii)

In the event that such breach giving rise to termination rights under Section 9(c)(i) is with respect to any act or omission of a MANUFACTURER or AFFILIATE of BUTMAX or any other BUTAMAX SUBLICENSEE,  then GEVO may terminate the GEVO PATENT TERM immediately upon written notice of termination to BUTAMAX under

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Section 9(c)(i) only if (A) BUTAMAX itself (and not due to any act or omission of any MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE) materially breaches this LICENSE AGREEMENT and fails to cure such breach within such cure period as set forth in Section 9(c)(i), or (B) (x) such breaches are due to any act or omission of more than one (1) such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEES, (y) such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEES fails to cure all such breaches after a one hundred and twenty (120)-day cure period after the later date of notice of such breaches from GEVO, and (z) as FINALLY DETERMINED by arbitrators in accordance with Section 11, BUTAMAX has failed to use its reasonable best efforts in accordance with Section 2(b)(vi)(2) to cause any such MANUFACTURER, AFFILIATE or other BUTAMAX SUBLICENSEE to cure or cease (if acceptable to GEVO) any such breach (to the extent relating to GEVO PATENTS) (and for the avoidance of doubt, BUTAMAX shall have no cure period if this clause (B) applies).

(iii)

In the event that (A) BUTAMAX materially breaches (including with respect to any act or omission of its MANUFACTURERS, its AFFILIATES or other BUTAMAX SUBLICENSEES) this LICENSE AGREEMENT (including, for the avoidance of doubt, exceeding the scope of any license or other breach of any license granted, failure to pay royalties, and breach of Section 3(i) or Section 6, but excluding breach of obligations with respect to PATENT CHALLENGES, which shall be subject to Section 4(b)), (B) such breaches are not cured within the sixty (60)-day cure period set forth in Section 9(c)(i), (C) such breach and such failure to cure such breach are FINALLY DETERMINED by the arbitrators in accordance with Section 11, and (D) the GEVO PATENT TERM is not terminated for any reason, the royalty rate payable by BUTAMAX to GEVO under Section 3(b) for each GALLON of BIOBUTANOL sold or otherwise transferred by or for BUTAMAX (to the extent relating to such breach) shall be (x) increased by [   ***   ] with respect to any volume that was royalty-bearing under Section 3(b), or (y) subject to a royalty of [   ***   ] for each GALLON of

* *

* Confidential Treatment Requested

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BIOBUTANOL sold or otherwise transferred by or for BUTAMAX (to the extent relating to such breach) with respect to any volume that was royalty-free under Section 3(b).  Such increase of royalty rate shall be effective as of the end of the sixty (60)-day cure period and until the date on which such breach is cured (as FINALLY DETERMINED by the arbitrators regarding such breach and such failure to cure such breach in accordance with Section 11).  If GEVO chooses not to terminate the GEVO PATENT TERM based on a particular uncured material breach by BUTAMAX as described above in this Section 9(c)(iii) and accepts BUTAMAX’s payment based on the increased royalty rate payable by BUTAMAX to GEVO under Section 3(b) as provided in this Section 9(c)(iii), then GEVO acknowledges and agrees that it has elected to receive such increased royalty and shall no longer have the right to terminate the GEVO PATENT TERM under this Section 9(c) based on the particular event giving rise to such breach; provided that GEVO shall have the right to terminate the GEVO PATENT TERM in accordance with this Section 9(c) based on any other event or breach.

(d)

Termination for Bankruptcy.  (A) A PARTY may terminate this LICENSE AGREEMENT as a whole or (B) Butamax may terminate the BUTAMAX PATENT TERM (if the BANKRUPTCY EVENT occurs with respect to GEVO or any of its AFFILIATES) or GEVO may terminate the GEVO PATENT TERM (if the BANKRUPTCY EVENT occurs with respect to BUTAMAX or any of its AFFILIATES), in each case with respect to the foregoing clauses (A) and (B), immediately, if (i) any BANKRUPTCY EVENT occurs with respect to the other PARTY or with respect to any such AFFILIATE and (ii) following such BANKRUPTCY EVENT, such PARTY or any such AFFILIATE takes any PROHIBITED ACTION.  The PARTIES acknowledge and agree that this LICENSE AGREEMENT is personal to the PARTIES; that U.S. patent LAW and other applicable non-bankruptcy LAWS excuses a PARTY, without its consent, from accepting performance from or rendering performance to anyone other than the other PARTY; and that this LICENSE AGREEMENT constitutes an executory contract of the kind specified in Section 365(c)(1) of the Bankruptcy Code. The PARTIES further acknowledge and agree that Section 365(e)(1) of the

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Bankruptcy Code does not prevent termination of rights and licenses as set forth in this Section 9(d) and that Section 365(e)(2) of the Bankruptcy Code permits such termination.  Each of the PARTIES hereby waives the protections of the “automatic stay” contained in Section 362 of the Bankruptcy Code to the extent required to permit each other PARTY to exercise its rights of termination under this Section 9(d).

(e)	Consequences of Termination and Expiration
(i)

Licenses.  Upon termination of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM for any reason, except as set forth in this Section 9(e)(i), all licenses and rights granted to GEVO shall terminate immediately and GEVO shall immediately cease all activities under BUTAMAX PATENTS.  Upon termination of this LICENSE AGREEMENT as a whole or the GEVO PATENT TERM for any reason, except as set forth in this Section 9(e)(i), all licenses and rights granted to BUTAMAX shall terminate immediately and BUTAMAX shall immediately cease all activities under GEVO PATENTS.  Notwithstanding the foregoing, LICENSEE whose licenses and rights are terminated under this Section 9 may continue to offer to sell and sell any inventory of BIOBUTANOL existing as of the effective date of such termination for a period of one hundred and eighty (180) days; provided that LICENSEE shall continue to pay royalties to LICENSOR in accordance with Section 3 for such inventory, and shall  continue to comply with the other terms and conditions of this LICENSE AGREEMENT in connection with such inventory.

(ii)

Patent Challenges.  Upon termination of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM for any reason, all rights of GEVO under Section 4(b) and all obligations of BUTAMAX, its wholly owned subsidiaries, E.I. du Pont de Nemours & Company, BP plc, and BP Biofuels North America LLC, and their respective wholly-owned subsidiaries, BUTAMAX’s other AFFILIATES, or other BUTAMAX SUBLICENSEES under Section 4(b) shall terminate immediately.  Upon termination of this LICENSE AGREEMENT as a whole or the GEVO

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PATENT TERM for any reason, all rights of BUTAMAX under Sections 4(a) and all obligations of GEVO, its wholly owned subsidiaries, its other AFFILIATES, or other GEVO SUBLICENSEES under Section 4(a) shall terminate immediately.

(iii)	Sublicenses.
(1)

Upon termination of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM for any reason: (i) GEVO shall provide BUTAMAX with copies of all sublicense agreements then in effect with its AFFILIATES and other GEVO SUBLICENSEES, (ii) all such sublicense agreements between GEVO and its AFFILIATES and other GEVO SUBLICENSEES shall remain in effect in accordance with their terms (and, for the avoidance of doubt, shall not be terminated as a result of the termination of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM), and (iii) GEVO shall assign and transfer all of its rights and obligations under each such sublicense agreement (to the extent relating to BUTAMAX PATENTS) to BUTAMAX and BUTAMAX shall assume all of such rights and obligations under each such sublicense agreement (except that BUTAMAX shall not be bound to perform any obligations set forth in any sublicense agreements that extend beyond the obligations of BUTAMAX set forth in this LICENSE AGREEMENT).  For the avoidance of doubt, GEVO’s obligations to pay BUTAMAX royalties under Section 3(a) and TECHNOLOGY FEES (if any) under Section 3(c) on behalf of GEVO itself, its AFFILIATES and other GEVO SUBLICENSEES shall survive each such assignment and assumption (including such royalties and TECHNOLOGY FEES (if any) relating to activities after the effective date of each such assignment and assumption) until all such royalties and TECHNOLOGY FEES (if any) are paid in full; provided, that in no event shall GEVO be held to account to BUTAMAX for such royalties and TECHNOLOGY FEES (if any) relating to activities after the effective date of each such assignment and assumption unless and until BUTAMAX has

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used its commercially reasonable efforts to collect such royalties or TECHNOLOGY FEES (if any) from the applicable GEVO SUBLICENSEE and has not received such royalties or TECHNOLOGY FEES (if any) from such GEVO SUBLICENSEE directly within six (6) months from the applicable due date for such amounts relating to activities after the effective date of each such assignment and assumption.

(2)

Upon termination of this LICENSE AGREEMENT as a whole or the GEVO PATENT TERM for any reason: (i) BUTAMAX shall provide GEVO with copies of all sublicense agreements then in effect with its AFFILIATES and other BUTAMAX SUBLICENSEES, (ii) all such sublicense agreements between BUTAMAX and its AFFILIATES and other BUTAMAX SUBLICENSEES shall remain in effect in accordance with their terms (and, for the avoidance of doubt, shall not be terminated as a result of the termination of this LICENSE AGREEMENT as a whole or the GEVO PATENT TERM), and (iii) BUTAMAX shall assign and transfer all of its rights and obligations under each such sublicense agreement (to the extent relating to BUTAMAX PATENTS) to GEVO and GEVO shall assume all of such rights and obligations under each such sublicense agreement (except that GEVO shall not be bound to perform any obligations set forth in any sublicense agreements that extend beyond the obligations of GEVO set forth in this LICENSE AGREEMENT).  For the avoidance of doubt, BUTMAX’s obligations to pay GEVO royalties under Section 3(b) on behalf of BUTAMAX itself, its AFFILIATES and other BUTAMAX SUBLICENSEES shall survive each such assignment and assumption (including such royalties relating to activities after the effective date of each such assignment and assumption) until all such royalties are paid in full; provided, that in no event shall BUTAMAX be held to account to GEVO for such royalties relating to activities after the effective date of each such assignment and assumption unless and until GEVO has used its

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commercially reasonable efforts to collect such royalties from the applicable BUTAMAX SUBLICENSEE and has not received such royalties from such BUTAMAX SUBLICENSEE directly within six (6) months from the applicable due date for such amounts relating to activities after the effective date of each such assignment and assumption.

(iv)

Survival.  Any termination or expiration of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM or the GEVO PATENT TERM shall not affect any obligations incurred pursuant to this LICENSE AGREEMENT prior to the effective date of such termination or expiration, including each PARTY’s obligations to pay royalties (including in connection with sale of inventory under Section 9(e)(i)) and, with respect to GEVO, TECHNOLOGY FEES (if any).  In the event of termination or expiration of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM or the GEVO PATENT TERM for any reason, the rights and obligations of the PARTIES under this LICENSE AGREEMENT that the PARTIES have agreed shall survive such termination or expiration or that, by their nature, would continue beyond such termination or expiration, shall survive.  Without limiting the generality of the foregoing, the following provisions shall survive any termination or expiration of this LICENSE AGREEMENT as a whole or the BUTAMAX PATENT TERM or the GEVO PATENT TERM for any reason:  Sections 1, 2(a)(xi), 2(b)(xi), 3(e)(i), 3(f), 3(g), 3(h), 3(i), 3(j), 5, 6(d), 7, 9(e), 10, 11, 12, and 13.

10.	ASSIGNMENT
(a)

Assignment.  Neither PARTY may assign this LICENSE AGREEMENT or any right or obligation under this LICENSE AGREEMENT to any PERSON without the prior written consent of the other PARTY; except that either PARTY may assign all of its rights and obligations under this LICENSE AGREEMENT, without such consent:  (i) to an AFFILIATE of such PARTY, only if such PARTY assigns to such AFFILIATE all BUTAMAX PATENTS (if BUTAMAX is the assignor) or all GEVO PATENTS (if GEVO is the assignor), or (ii) to a PERSON (“ACQUIRER”) that acquires all or substantially all of the assets of such PARTY (including

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through a merger in which such PARTY is not the surviving entity) to which this LICENSE AGREEMENT pertains (including all BUTAMAX PATENTS, if BUTAMAX is the assignor, or all GEVO PATENTS, if GEVO is the assignor); provided that, in each case with respect to the foregoing clauses (i) and (ii): (A) the assigning PARTY promptly provides written notice of such assignment to the other PARTY, (B) the assignee agrees in writing to be bound by and comply with the terms and conditions of this LICENSE AGREEMENT, (C) the assigning PARTY shall continue to be bound by and comply with Sections 4 and 5 of this LICENSE AGREEMENT (with respect to Section 4, unless otherwise terminated in accordance with this LICENSE AGREEMENT), and the provisions set forth in Section 9(e)(iv), (D) any patents or patent applications owned or licensed by the assignee that are not included in the scope of BUTAMAX PATENTS or GEVO PATENTS as of the effective date of the assignment shall be excluded from the scope of BUTAMAX PATENTS or GEVO PATENTS and shall not be subject to any license granted under this LICENSE AGREEMENT, and (E) with respect to assignment to an ACQUIRER under the foregoing clause (ii), the licenses and rights assigned under this LICENSE AGREEMENT shall apply to such ACQUIRER only with respect to such business and assets of the assigning PARTY acquired by such ACQUIRER and shall not extend to any other activity conducted by such ACQUIRER or any of its subsidiaries or affiliates prior to, on or after the effective date of the assignment even if of the same or similar type as activities conducted by the assigning PARTY with respect to such business or assets acquired by such ACQUIRER.  Subject to the terms and conditions of this LICENSE AGREEMENT, this LICENSE AGREEMENT shall be binding upon and inure to the benefit of each PARTY and its successors and permitted assigns.  For the avoidance of doubt, any merger of another entity into a PARTY (with such PARTY as the surviving entity) or any sale of ownership of equity securities of a PARTY shall not be deemed to be an assignment for purposes of this Section 10.

(b)

Affiliates.  In the event that a PERSON that is not, as of the EFFECTIVE DATE, an AFFILIATE of a PARTY, later becomes an AFFILIATE of a PARTY (a “NEW AFFILIATE”), such NEW AFFILIATE shall be deemed to be an AFFILIATE of such PARTY for the purposes of this LICENSE AGREEMENT only from and after

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the effective date on which such NEW AFFILIATE becomes an AFFILIATE of such PARTY; it being agreed that nothing herein shall limit or impair a PARTY’s rights to prosecute or maintain any litigation against any NEW AFFILIATE with respect to facts, events and circumstances occurring prior to the effective date on which such NEW AFFILIATE becomes an AFFILIATE of the other PARTY.  Furthermore, in the event an AFFILIATE of a PARTY ceases to be an AFFILIATE of such PARTY (a “DEPARTING AFFILIATE”), the rights and obligations under this LICENSE AGREEMENT shall cease to apply to such DEPARTING AFFILIATE as of the effective date on which the DEPARTING AFFILIATE ceases to be an AFFILIATE of such PARTY, except that all obligations of a PARTY under Section 4 with respect to PATENT CHALLENGES shall continue to apply (to the extent such obligations relate to such DEPARTING AFFILIATE) as if such DEPARTING AFFILIATE remained an AFFILIATE.

(c)

Assignment of Patents.   BUTAMAX may assign or transfer to any PERSON any BUTAMAX PATENTS without GEVO’s consent, and GEVO may assign or transfer to any PERSON any GEVO PATENTS without BUTAMAX’s consent, in each case, together with the provisions of this LICENSE AGREEMENT to the extent relating to such assigned patents and patent applications; provided that (i) the assigning PARTY promptly provides written notice of such assignment to the other PARTY, and (ii) the assignee agrees in writing to be bound by and comply with the provisions of this LICENSE AGREEMENT to the extent relating to such assigned patents and patent applications, provided, further, that, except as set forth in Section 10(a), any other patents or patent applications owned or licensed (and sublicensable) by the assignee (except for such assigned patents and patent applications) shall not be subject to any license granted under this LICENSE AGREEMENT and the assignee shall not receive any license granted under this LICENSE AGREEMENT.

11.	DISPUTE RESOLUTION

The provisions of this Section 11 shall be subject to Section 11(f).

(a)	Dispute Resolution. The PARTIES recognize that bona fide disputes may arise from time to time that may relate to or arise from the PARTIES’ rights or

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obligations under this LICENSE AGREEMENT, including the breach, termination or validity thereof. The PARTIES shall use all reasonable efforts to resolve such disputes in an amicable manner and shall resolve such dispute in accordance with this Section 11.

(b)

Escalation.  If the PARTIES are unable to resolve any such dispute within thirty (30) days after consultation between responsible counsel of the PARTIES, a PARTY may, by written notice to the other PARTY, have such dispute referred to the respective nominees of the PARTIES, who shall be senior executives with the authority to resolve such disputes. Such nominees shall attempt to resolve the referred dispute by good faith negotiations within thirty (30) days after such notice is received.

(c)

Mediation.  If the designated nominees are not able to resolve such dispute within such thirty (30) day period under Section 11(b), the PARTIES shall attempt in good faith to resolve such dispute promptly by confidential mediation process under the then-current International Institute for Conflict Prevention and Resolution (“CPR”) Mediation Procedure within thirty (30) days after the mediation begins.

(d)

Arbitration.  If, after such good faith participation in such mediation process set forth in Section 11(c), the PARTIES cannot resolve such dispute, such dispute shall be finally resolved by binding arbitration in accordance with the CPR Rules for Administered Arbitration by three arbitrators, of whom each of BUTAMAX and GEVO shall designate one, with the third arbitrator to be designated by the two PARTY appointed arbitrators. The arbitration shall be governed by the Federal Arbitration Act, 9 U.S.C. §§ 1 et seq., and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.  The place of the arbitration shall be New York, New York.

(i)

Unless the arbitrators find good reason to proceed on a different schedule:  (A) an initial pre-hearing conference for the planning and scheduling of the proceeding will be held within thirty (30) days from the date that the third arbitrator is appointed, (B) all discovery shall be completed within seven (7) months of such initial pre-hearing conference,

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and (C) a maximum of two (2) sessions for the presentation of evidence that will total no more than ten (10) hearing days shall be concluded within nine (9) months from the date that the third arbitrator is appointed.

(ii)

The arbitrators shall require that, unless otherwise agreed to by the PARTIES, a transcript of the hearing shall be maintained and shall be considered CONFIDENTIAL INFORMATION.  The arbitrators shall conduct the arbitration in accordance with the requirements of the CPR Arbitration Appeal Procedure.

(iii)

A PARTY may file an appeal only under the CPR Arbitration Appeal Procedure from any final award of an arbitral panel in any arbitration arising out of or related to this LICENSE AGREEMENT.  Unless otherwise agreed by the PARTIES and the appeal tribunal, the appeal shall be conducted at the place of the original arbitration.

(iv)

In the event that a dispute is submitted to arbitration under this Section 11 concerning whether a PARTY’S BIOCATALYST, BIOBUTANOL, or other product, process or method  (collectively, the “ACCUSED ARBITRABLE PRODUCT”) is covered by one or more claims of a BUTAMAX PATENT or a GEVO PATENT (as applicable), or whether a royalty is due for such ACCUSED ARBITRABLE PRODUCT, then each PARTY hereby expressly acknowledges and agrees that the PARTY claiming or contending that (i) such ACCUSED ARBITRABLE PRODUCT is not covered by a BUTAMAX PATENT or a GEVO PATENT (as applicable), (ii) there is no royalty due for sales of such ACCUSED ARBITRABLE PRODUCT, (iii) a BUTAMAX MILESTONE or a GEVO MILESTONE (as applicable) is not met, or (iv) the technology practiced by such PARTY is within the scope of the BUTAMAX SEPARATION TECHNOLOGY (if such PARTY is BUTAMAX) or GEVO SEPARATION TECHNOLOGY (if such PARTY is GEVO), shall have the burden to prove its position to the arbitrators by a clear and convincing evidence standard.  Moreover, in coming to their decision on this issue, the arbitrators shall consider, and be guided by, the acknowledgement contained in Exhibit G (including

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acknowledgement of patent use and description of products, processes and methods).

(e)

Costs.  Unless the arbitrators decide otherwise, GEVO and BUTAMAX shall share equally the costs or fees associated with retaining any arbitrators or mediators pursuant to this Section 11, and GEVO and BUTAMAX shall otherwise bear their own costs and attorneys’ fees (except as otherwise provided in Section 4).

(f)

Equitable Relief.  Notwithstanding the provisions in this Section 11, each PARTY reserves the right to seek temporary or permanent injunctive or other equitable relief through an award of such relief in arbitration or in a court of competent jurisdiction at any time, if, in good faith, the complaining PARTY believes that immediate injunctive or other equitable relief is necessary to protect its business interests while the PARTIES attempt to negotiate a resolution of, mediate, or arbitrate the dispute.

(g)

Other Disputes.  In addition to disputes under this LICENSE AGREEMENT, this Section 11 shall also apply to any patent disputes between the PARTIES (regarding patents and patent applications that are not BUTAMAX PATENTS or GEVO PATENTS, but are related to making, recovering, using or selling of isobutanol) that may arise during the period of ten (10) years after the EFFECTIVE DATE.

12.	RIGHTS OF LICENSEES IN BANKRUPTCY

All rights and licenses granted under this LICENSE AGREEMENT are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the United States Bankruptcy Code, licenses of rights to “intellectual property” as defined in the Bankruptcy Code and similar LAWS in other jurisdictions and in the event that a case under the Bankruptcy Code is commenced by or against the LICENSOR granting any right or license hereunder, the LICENSEE shall have all of the rights set forth in Section 365(n) of the Bankruptcy Code to the maximum extent permitted thereby.

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13.	MISCELLANEOUS
(a)

Names and Trademarks.  Nothing contained in this LICENSE AGREEMENT will be construed as conferring any right to use in advertising, publicity or other promotional activities any name, trademark, trade name, or other designation of either PARTY hereto by the other (including any contraction, abbreviation, or simulation of any of the foregoing).

(b)	Further Assurance. The PARTIES each agree to perform any lawful additional acts, as are reasonably necessary, to effectuate the purpose of this LICENSE AGREEMENT.
(c)	Exhibits. The appended Exhibits form an integral part of this LICENSE AGREEMENT and the terms and conditions in the Exhibits are incorporated herein.
(d)

CURRENCY. Reference cents per GALLON and dollars herein, and all other payments due, shall be calculated for amounts owed and paid in official U.S. currency regardless of the currency applicable under which the obligation to make a payment has occurred.

(e)

Entire Agreement. This LICENSE AGREEMENT, including the Exhibits attached hereto and the SETTLEMENT AGREEMENT, constitutes the entire agreement between the BUTAMAX and GEVO with respect to the subject matter of this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT; and all prior negotiations and understandings between the PARTIES relating to the subject matter hereof shall be deemed merged into this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT. However, nothing herein shall replace, delete, contravene, or release the terms of the SETTLEMENT CDA and the OTHER EXISTING AGREEMENT.  In case of any ambiguity or conflict between the terms and conditions of this LICENSE AGREEMENT and the SETTLEMENT AGREEMENT, the terms and conditions of this LICENSE AGREEMENT shall control.

(f)	Sufficiency of Consideration. Other than the obligations set forth in the SETTLEMENT AGREEMENT and this LICENSE AGREEMENT, the PARTIES

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each acknowledge and agree that no additional consideration is required or owing to the other, and that sufficient consideration has passed between them to render the LICENSE AGREEMENT valid and enforceable.

(g)

Construction.  Each PARTY acknowledges and agrees that (i) in the event of any dispute or ambiguity concerning the interpretation or construction of this LICENSE AGREEMENT, no presumption or burden of proof shall exist with respect to the PARTY initially drafting this LICENSE AGREEMENT or by virtual of authorship of any of the language or provisions in this LICENSE AGREEMENT, (ii) both PARTIES have participated jointly in the negotiation and drafting of this LICENSE AGREEMENT and this LICENSE AGREEMENT has been negotiated at arms’ length between sophisticated PARTIES, and (iii) each PARTY has had ample opportunity to influence the choice of language and provisions in this LICENSE AGREEMENT.  The headings and captions used in this LICENSE AGREEMENT are for reference purposes only and shall not affect in any way the meaning or interpretation of this LICENSE AGREEMENT.  Unless otherwise indicated to the contrary herein by the context or use thereof, (i) the words “herein,” “hereto,” “hereof” and words of similar import refer to this LICENSE AGREEMENT as a whole and not to any particular Article, Section or paragraph hereof; (ii) the words “include” and “including” and variations thereof shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”; (iii) words importing the singular shall also include the plural, and vice versa; (iv) words denoting any gender shall include all genders; (v) references to a PERSON are also to its successors and permitted assigns; (vi) the conjunction “or” shall be understood in its inclusive sense (“and/or”); and (vii) the word “will” shall be construed to have the same meaning and effect as the word “shall,” and vice versa.  Unless otherwise set forth herein, with respect to any consent or approval of a PARTY required under this LICENSE AGREEMENT, such consent or approval shall be subject to such PARTY’s sole discretion.  When determining whether an invention, product, process or method is covered by a claim of a patent or patent application, such determination shall be made by taking into consideration each claim of such patent or patent application unless and until to the extent that such claim is found to be invalid or unenforceable by a final, non-appealable decision in arbitration or

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of a court of competent jurisdiction or such claim is finally rejected by the United States Patent and Trademark Office or a similar patent office in another jurisdiction.

(h)	Modifications. This LICENSE AGREEMENT may not be amended, altered, or modified, in whole or in part, except by an instrument in writing executed by both of the PARTIES hereto.
(i)

Severability.  If any clause, provision, or section of this LICENSE AGREEMENT, shall, for any reason, be held illegal, invalid or unenforceable, the PARTIES shall negotiate in good faith and in accordance with reasonable standards of fair dealing, a valid, legal, and enforceable substitute provision or provisions that most nearly reflect the original intent of the PARTIES under this LICENSE AGREEMENT in a manner that is commensurate in magnitude and degree with the changes arising as a result of any such substitute provision or provisions. All other provisions in this LICENSE AGREEMENT shall remain in full force and effect and shall be construed in order to carry out the original intent of the PARTIES as nearly as possible (consistent with the necessary reallocation of benefits) and as if such invalid, illegal, or unenforceable provision had never been contained herein.

(j)

Waiver.  Any failure by a PARTY to this LICENSE AGREEMENT to insist upon the strict performance by the other PARTY of any of the provision of this LICENSE AGREEMENT shall not be deemed a waiver of any of the provisions of this LICENSE AGREEMENT, and each PARTY, notwithstanding such failure, shall have the right thereafter to insist upon the specific performance of any and all of the provisions of this LICENSE AGREEMENT. There shall be no estoppel against the enforcement of any provision of this LICENSE AGREEMENT, except by written instruments signed by the PARTY charged with the waiver or estoppel.  No written waiver shall be deemed a continuing waiver unless specifically stated therein, and the written waiver shall operate only as to the specific term or condition waived, and not for the future or as to any other act than that specifically waived.

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(k)

Notices. Any notice, disclosure, report, request, consent, approval or other communication required or permitted by this LICENSE AGREEMENT shall be in writing and served either (1) by hand delivery or (2) by facsimile and United States mail, first-class, postage prepaid, and addressed to the facsimile and address set forth below:

If to BUTAMAX: General Counsel Butamax Advanced Biofuels LLC Routes 141 and Henry Clay Wilmington, DE 19880 Fax number: 302-695-2867 or such other PERSON or address as Butamax designates in writing.	If to GEVO: Chief Legal Counsel Gevo, Inc. 345 Inverness Drive South Building C, Suite 310 Englewood, CO 80112 Fax number: (303) 858-8431 or such other PERSON or address as GEVO designates in writing.

(l)

Governing Law.  The LAW of the State of Delaware (excluding its choice of LAW or conflicts of LAW provisions) shall govern the interpretation, performance and enforcement of this LICENSE AGREEMENT, including discussions undertaken pursuant to Section 11 above.

(m)

Damages. Each PARTY acknowledges and agrees that (i) in the event of any breach of this LICENSE AGREEMENT by a PARTY or its AFFILIATES or other sublicensees, damages likely to result therefrom are difficult to estimate, and (ii) each PARTY’s obligations to pay any amounts set forth in Sections 4, 9(b) and 9(c) are reasonable under the circumstances, and such amounts do not constitute a penalty, but rather represent a fair, reasonable, and appropriate estimate of damages arising as a result of such breach.

(n)

Third Party Beneficiaries.  This LICENSE AGREEMENT shall not be deemed to create any obligations of a PARTY to a PERSON who is not a PARTY to this LICENSE AGREEMENT or create any rights in such PERSON against a PARTY under this LICENSE AGREEMENT.

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(o)

Relationship of the Parties.  This LICENSE AGREEMENT shall not be construed as rendering a PARTY as the representative or agent of the other PARTY.  Nor shall a PARTY by virtue of this LICENSE AGREEMENT have the right or authority to make any promise, guarantee, warranty, or representation, or to assume, create, or incur any fiduciary duty or other liability or obligation against, or on behalf of, the other PARTY.  The relationship created by this LICENSE AGREEMENT is that of a licensor and a licensee and this LICENSE AGREEMENT shall not be construed to be any franchising, partnership, joint venture or other joint business arrangement between the PARTIES.

(p)

Remedies Cumulative.  All remedies provided for in this LICENSE AGREEMENT shall be cumulative and in addition to, and not in lieu of, any other remedies available to either PARTY at LAW, in equity or otherwise.

(q)

Counterparts.  This LICENSE AGREEMENT and any counterpart original thereof may be executed and transmitted by facsimile or by emailed portable document format (“.pdf”) document. The facsimile or .pdf signature shall be valid and acceptable for all purposes as if it were an original. This LICENSE AGREEMENT may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In making proof of this LICENSE AGREEMENT, it shall not be necessary to produce or account for more than one such counterpart.  This LICENSE AGREEMENT will not be binding until it has been signed below by both PARTIES.

(Signature page follows)

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IN WITNESS WHEREOF, the authorized representatives of the PARTIES have duly executed this LICENSE AGREEMENT as of the date first above written.

Butamax Advanced Biofuels LLC		Gevo, Inc.

By:	/s/ Paul Beckwith	By:	/s/ Patrick Gruber
Name:	Paul Beckwith	Name:	Patrick Gruber
Title:	CEO, Butamax	Title:	CEO
Date:	8/22/2105	Date:	8/22/2015

Patent Cross-License Agreement Signature Page

LEGAL_US_W # 82848909.3

EXHIBIT A

DEFINITIONS

“ACCUSED ARBITRABLE PRODUCT” shall have the meaning set forth in Section 11(d)(iv).

“ACQUIRER” shall have the meaning set forth in Section 10(a).

“AFFILIATE” in respect of any PARTY, shall mean any PERSON that, directly or indirectly, controls or is controlled by or is under common control with such PARTY.  For purposes of this definition, the term “control” shall mean ownership, directly or indirectly, of:  (a) in the case of a corporation, fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction under applicable LAWS) or more of the shares of the stock entitled to vote for the election of directors, or (b) in the case of any other entity, fifty percent (50%) (or such lesser percentage which is the maximum allowed to be owned by a foreign entity in a particular jurisdiction under applicable LAWS) or more of the equity interests and equal or more control of the board of directors or equivalent governing body of such entity.  A PERSON shall only be deemed an AFFILIATE of a PARTY for as long as such PERSON is, directly or indirectly, controlling, controlled by, or under common control with, such PARTY.

“BANKRUPTCY EVENT” shall mean, as to any PERSON, any of the following:  (a) the filing by such PERSON of a petition in bankruptcy or insolvency under the LAWS of any jurisdiction, or the consent or acquiescence to any such filing for such PERSON by such PERSON, (b) the filing against such PERSON of a petition in bankruptcy or insolvency under the LAWS of any jurisdiction, provided that if such petition was involuntary and not consented to by such PERSON, only if such petition has not been discharged, stayed or dismissed within sixty (60) days of filing, (c) the rendering of any adjudication that such PERSON is bankrupt or insolvent, or any statement or admission that such PERSON is unable to pay its debts as they generally become due or that it is otherwise insolvent, (d) the filing by such PERSON of any petition or answer seeking reorganization, readjustment or arrangement of such PERSON’s business under any LAWS relating to bankruptcy or insolvency, or the insolvency of such PERSON in any jurisdiction, (e) the making by such PERSON of any assignment for the benefit of creditors, (f) the appointment of a receiver, supervisor or liquidator for all or substantially all of the property of such PERSON, or a material money judgment is entered against such PERSON which remains unsatisfied for more than thirty (30) days after entry of judgment and such

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judgment has not been appealed, or (g) the institution of any proceedings for the liquidation or winding up of the business of such PERSON or for the termination of its corporate charter.

“BIOBUTANOL” shall mean isobutanol used or produced using a BIOCATALYST, method, process or invention that embodies, uses, or is covered by, any claim of any of: (i) the BUTAMAX PATENTS (with respect to licenses and rights granted to GEVO and GEVO’s obligations to pay royalties hereunder) in any jurisdiction or (ii) GEVO PATENTS (with respect to licenses and rights granted to BUTAMAX and BUTAMAX’s obligations to pay royalties hereunder) in any jurisdiction, regardless of in which jurisdiction such isobutanol is used, produced, sold or otherwise transferred.

“BIOCATALYSTS” shall mean recombinant microorganisms engineered to produce isobutanol.

“BUTAMAX” shall have the meaning set forth in the preamble.

“BUTAMAX DEVELOPED IMPROVEMENTS” shall mean (i) claims of patents and patent applications that (A) cover any improvements, enhancement or modifications based upon or derived from any BUTAMAX PATENTS (including SOLIDS SEPARATION TECHNOLOGY owned or licensed (and sublicensable) by BUTAMAX), GEVO PATENTS, BUTAMAX SEPARATION TECHNOLOGY, or GEVO SEPARATION TECHNOLOGY, (B) are developed by or for BUTAMAX, its MANUFACTURERS, AFFILIATES or other sublicensees, and (C) are reasonably necessary to make or use BIOCATALYSTS to produce, recover or use isobutanol (including for blending isobutanol or converting isobutanol to isooctane, isobutylene, paraxylene, jet or diesel) in the GEVO FIELDS OF USE or the DIRECT FUEL BLENDING field, and (ii) any foreign counterparts, continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations, or certificates from any post-grant or inter partes review thereof or that may issue therefrom, and any other patents and patent applications claiming priority from any of the foregoing; in each case with respect to the foregoing clauses (i) and (ii), excluding (x) any patents and patent applications developed outside the field of production, recovery and use of isobutanol, whether owned by BUTAMAX, its AFFILIATES or any other PERSON, and (y) any patents and patent applications developed, acquired, owned or licensed from a third party by an AFFILIATE of BUTAMAX (including, for the avoidance of doubt, any NEW AFFILIATE of BUTAMAX), which patents and patent applications are not developed by such AFFILIATE of BUTAMAX for or on behalf of BUTAMAX.

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“BUTAMAX ENGINEERING PACKAGE” shall mean an ENGINEERING PACKAGE provided by BUTAMAX under Section 8 for the SOLIDS SEPARATION TECHNOLOGY subject to the option granted under Section 2(c).

“BUTAMAX FIELDS OF USE” shall mean the fields of DIRECT FUEL BLENDING, ISOOCTANE, DIESEL, SPECIALTY CHEMICALS, OLIGOMERIZED ISOBUTYLENE, MARINE GASOLINE, OFF-ROAD GASOLINE, RETAIL PACKAGED FUELS, PARAXYLENE, ISOBUTYLENE and all other fields (other than the foregoing fields listed in this definition) relating to the production or use of BIOBUTANOL or derivatives of BIOBUTANOL, excluding JET.

“BUTAMAX MILESTONES” shall have the meaning set forth in Section 2(a)(iv).

“BUTAMAX PARTIES” shall mean BUTAMAX, and E.I. du Pont de Nemours & Company and BP Biofuels North America LLC.

“BUTAMAX PATENT TERM” shall mean the period starting from the EFFECTIVE DATE, unless sooner terminated pursuant to this LICENSE AGREEMENT, until the last claim of the last BUTAMAX PATENT expires, becomes abandoned or is found to be invalid or unenforceable by a final, non-appealable decision in arbitration or of a court of competent jurisdiction.

“BUTAMAX PATENTS” shall mean:

(a)the patents and patent applications identified in Exhibit D, and any foreign counterparts, continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations, or certificates from any post-grant or inter partes review thereof or that may issue therefrom, and any other patents and patent applications claiming priority from any of the foregoing;

(b)         (i) BUTAMAX DEVELOPED IMPROVEMENTS (as defined herein) based upon or derived from the BUTAMAX PATENTS and (ii) any patents and patent applications, in each case with respect to the foregoing clauses (i) and (ii), that (x) are owned or licensed (and sublicenseable) by BUTAMAX (whether or not such patents or patent applications are encumbered by THIRD PARTY rights or obligations), (y) have a filing date within [   ***   ] from the EFFECTIVE DATE, and (z) relate to:

*

* Confidential Treatment Requested

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[ *** ]	*

and any foreign counterparts, continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations, or certificates from any post-grant or inter partes review thereof or that may issue therefrom, and any other patents and patent applications claiming priority from any of the foregoing (subject to the exclusions set forth at the end of this definition, the patents and patent applications set forth in this clause (b), the “ADDITIONAL BUTAMAX PATENTS”); and

(c)         any other patents and patent applications that (x) are owned or licensed (and sublicenseable) by BUTAMAX, (y) have a filing date on or prior to the EFFECTIVE DATE or within [   ***   ] from the EFFECTIVE DATE, and (z) are reasonably necessary to [   ***   ] (whether or not such patents or patent applications are encumbered by THIRD PARTY rights or obligations);

excluding: (1) in each case of (a), (b), and (c), any claims in any patents and patent applications, which claims are directed to [   ***   ]

* * *

* Confidential Treatment Requested

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[   ***   ]; and (2) in the case of (b) and (c), (x) any patents and patent applications [   ***   ], and (y) any patents and patent applications developed, acquired, owned or licensed from a third party [   ***   ].

* * *

“BUTAMAX SEPARATION TECHNOLOGY” shall mean a process used, developed or acquired by BUTAMAX for recovery of BIOBUTANOL [ *** ].	*

“BUTAMAX SUBLICENSEES” shall mean any BUTAMAX’s AFFILIATES and THIRD PARTIES who receive a sublicense from BUTAMAX under the GEVO PATENTS under this LICENSE AGREEMENT.

“COMMERCIALLY REASONABLE TERMS” shall mean commercially reasonable terms and conditions in the fuel trading industry that are:  (i) offered by BUTAMAX to GEVO relating to the supply, offtake and sale of BIOBUTANOL by GEVO to BUTAMAX in the DIRECT FUEL BLENDING field under Section 2(a), or (ii) offered by GEVO to BUTAMAX relating to the supply and sale of BIOBUTANOL by BUTAMAX to GEVO in the JET field under Section 2(b), in each case with respect to the foregoing clauses (i) and (ii), including (A) the payment by LICENSEE to LICENSOR of the royalties set forth in Section 3, (B) the payment by LICENSOR to LICENSEE [   ***   ], and (C) the FACTORS FOR CONSIDERATION – COMMERCIALLY REASONABLE TERMS FOR SUPPLY INTO THE DIRECT FUEL BLENDING FIELD AND THE JET FIELD provided in Exhibit F.

*

* Confidential Treatment Requested

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“CONFIDENTIAL INFORMATION” shall have the meaning set forth in Section 5.

“CPR” shall have the meaning set forth in Section 11(c).

“DE” shall mean [ *** ].	*

“DEPARTING AFFILIATE” shall have the meaning set forth in Section 10(b).

“DIESEL” shall mean a fuel product or fuel blend component produced from BIOBUTANOL sold for use in compression ignition engines, whereby [   ***   ].

“DIRECT FUEL BLENDING” shall mean BIOBUTANOL blended with [   ***   ] to produce a fuel suitable for use in an internal combustion engine, excluding OFF-ROAD GASOLINE, MARINE GASOLINE, and RETAIL PACKAGED FUELS.  For the avoidance of doubt, any fuel containing more than [   ***   ] BIOBUTANOL will be considered DIRECT FUEL BLENDING, except for OFF-ROAD GASOLINE, MARINE GASOLINE, and RETAIL PACKAGED FUELS.

* * *

“EFFECTIVE DATE” shall have the meaning set forth in the preamble.

“ENGINEERING PACKAGE” shall mean [   ***   ].

“ETHANOL PROVIDER” shall mean any first generation ethanol plant process technology provider that licenses a complete technology package for an ethanol plant, [   ***   ] For purposes of this definition of “ETHONAL PROVIDER,” the term “first generation” shall mean conversion of starch or sucrose to ethanol, excluding conversion of lignocellulosic feedstocks.

* *

“FINAL DETERMINATION” (or “FINALLY DETERMINED” or “FINALLY DETERMINE” or other variations) shall mean the final determination by an arbitration panel in any arbitration arising out of or related to this LICENSE AGREEMENT in accordance with Section 11, after any appeal under the CPR Arbitration Appeal Procedure from such determination has been completed in accordance with Section 11.

* Confidential Treatment Requested

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“GALLON(S)” shall have the meaning as a U.S. capacity measure (for liquid) equal to 4 quarts or 3.785 liters.

“GEVO” shall have the meaning set forth in the preamble.

“GEVO DEVELOPED IMPROVEMENTS” shall mean (i) claims of patents and patent applications that (A) cover any improvements, enhancement or modifications based upon or derived from any GEVO PATENTS, BUTAMAX PATENTS (including SOLIDS SEPARATION TECHNOLOGY owned or licensed (and sublicensable) by BUTAMAX), GEVO SEPARATION TECHNOLOGY, or BUTAMAX SEPARATION TECHNOLOGY, (B) are developed by or for GEVO, its MANUFACTURERS, AFFILIATES or other sublicensees, and (C) to make or use BIOCATALYSTS to produce, recover or use isobutanol (including for blending isobutanol or converting isobutanol to isooctane, isobutylene, paraxylene, jet or diesel) in the BUTAMAX FIELDS OF USE or the JET field, and (ii) any foreign counterparts, continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations, or certificates from any post-grant or inter partes review thereof or that may issue therefrom, and any other patents and patent applications claiming priority from any of the foregoing; in each case with respect to the foregoing clauses (i) and (ii), excluding (x) any patents and patent applications developed outside the field of production, recovery and use of isobutanol, whether owned by GEVO, its AFFILIATES or any other PERSON, and (y) any patents and patent applications developed, acquired, owned or licensed from a third party by an AFFILIATE of GEVO (including, for the avoidance of doubt, any NEW AFFILIATE of GEVO), which patents and patent applications are not developed by such AFFILIATE of GEVO for or on behalf of GEVO.

“GEVO FIELDS OF USE” shall mean the fields of ISOOCTANE, DIESEL, SPECIALTY CHEMICALS, OLIGOMERIZED ISOBUTYLENE, JET, MARINE GASOLINE, OFF-ROAD GASOLINE, RETAIL PACKAGED FUELS, PARAXYLENE, ISOBUTYLENE and all other fields (other than the foregoing fields listed in this definition) relating to the production or use of BIOBUTANOL or derivatives of BIOBUTANOL, excluding DIRECT FUEL BLENDING.

“GEVO MILESTONES” shall have the meaning set forth in Section 2(b)(iv).

“GEVO PATENT TERM” shall mean the period starting from the EFFECTIVE DATE, unless sooner terminated pursuant to this LICENSE AGREEMENT, until the last claim of the last GEVO PATENT expires, becomes abandoned, or is found to be invalid or unenforceable by a final, non-appealable decision in arbitration or of a court of competent jurisdiction.

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“GEVO PATENTS” shall mean

(a)the patents and patent applications identified in Exhibit E, and any foreign counterparts, continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations, or certificates from any post-grant or inter partes review thereof or that may issue therefrom, and any other patents and patent applications claiming priority from any of the foregoing;

(b)         (i) GEVO DEVELOPED IMPROVEMENTS based upon or derived from the GEVO PATENTS, and (ii) any other patents and patent applications, in each case with respect to the foregoing clauses (i) and (ii), that (x) are owned or licensed (and sublicenseable) by GEVO (whether or not such patents or patent applications are encumbered by THIRD PARTY rights or obligations), (y) have a filing date within [   ***   ] from the EFFECTIVE DATE, and (z) relate to:

[   ***   ]

* *

and any foreign counterparts, continuations, continuations-in-part, divisionals, extensions, reissues, reexaminations, or certificates from any post-grant or inter partes review thereof or that may issue therefrom, and any other patents and patent applications claiming priority from any of the foregoing (subject to the exclusions set forth at the end of this definition, the patents and patent applications set forth in this clause (b), the “ADDITIONAL GEVO PATENTS”); and

(c)       any other patents and patent applications that (x) are owned or licensed (and sublicenseable) by GEVO, (y) have a filing date on or prior to the EFFECTIVE DATE or within [   ***   ] from the EFFECTIVE DATE, and (z) [   ***   ]

* *

* Confidential Treatment Requested

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[   ***   ];

excluding: (1) in each case of (a), (b), and (c), any claims in any patents and patent applications, which claims are directed to [   ***   ], and (2) in the case of (b) and (c), (x) any patents and patent applications developed [   ***   ].

* * *

“GEVO SEPARATION TECHNOLOGY” shall mean a process used, developed or acquired by GEVO for recovery of BIOBUTANOL [ *** ].	*

* Confidential Treatment Requested

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“GEVO SUBLICENSEES” shall mean any GEVO’s AFFILIATES and THIRD PARTIES who receive a sublicense from GEVO under the BUTAMAX PATENTS under this LICENSE AGREEMENT.

[   ***   ]

“ISOBUTYLENE” shall mean [   ***   ].

“ISOOCTANE” shall mean a product produced from BIOBUTANOL comprising [   ***   ].

“JET” shall mean a kerosene product or kerosene blend component produced from BIOBUTANOL sold for use in aviation gas turbines, [   ***   ].

* * * *

“LAWS” shall mean any laws, constitutions, statutes, rules, regulations, directives, ordinances, codes, orders, rulings, binding agency or court interpretations or principles of common law, or other action of any governmental authority in any jurisdiction in the world, whether in force as of the EFFECTIVE DATE or enacted during the TERM of this LICENSE AGREEMENT.

“LICENSE AGREEMENT” shall have the meaning set forth in the preamble.

“LICENSEE” shall mean GEVO (respect to the license rights received pursuant to Section 2(a)) or BUTAMAX (with respect to the license rights received pursuant to Section 2(b)).

“LICENSOR” shall mean GEVO (respect to the license rights granted pursuant to Section 2(b)) or BUTAMAX (with respect to the license rights granted pursuant to Section 2(a)).

“MANUFACTURERS” shall mean manufacturers of LICENSEE under LICENSEE’s right to “have made” under Section 2.

“MARINE GASOLINE” shall mean [ *** ].	*

* Confidential Treatment Requested

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“NET SALES PRICE” shall mean:

[ *** ]	*

* Confidential Treatment Requested

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[ *** ]	*

“NEW AFFILIATE” shall have the meaning set forth in Section 10(b).

“OFF-ROAD GASOLINE” shall mean gasoline blended with BIOBUTANOL [ *** ]. “OLIGOMERIZED ISOBUTYLENE” shall mean [ *** ].	* *

“OTHER EXISTING AGREEMENTS” shall mean (i) the agreement and covenant not to sue effective as of August 2, 2013, and any amendments thereto, by and between BUTAMAX and E.I. du Pont de Nemours & Company, on the one hand, and GEVO, on the other hand, and (ii) the covenant not to sue effective as of November 19, 2013, made by GEVO to BUTAMAX and E.I. du Pont de Nemours & Company.

“PARAXYLENE” shall mean a product produced from BIOBUTANOL comprising [ *** ].	*

“PARTY” and “PARTIES” shall have their respective meanings set forth in the preamble.

“PATENT CHALLENGE” shall mean any legal or equitable action, litigation, arbitration, opposition, reexamination, inter partes review, post-grant review, entitlement proceeding, revocation, action for annulment, action for cancellation or other legal or administrative proceeding anywhere in the world that challenges the validity, enforceability, scope, ownership, title or patentability of any patents or patent applications owned by BUTAMAX or GEVO that are at issue in the SUBJECT LITIGATION, or any other BUTAMAX PATENTS or GEVO PATENTS.

“PERSON” shall mean an individual or a corporation, firm, limited liability company, partnership, joint venture, association, trust, or any other entity or organization, including any tribunal or governmental authority.

* Confidential Treatment Requested

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“PROHIBITED ACTION” shall mean, as to any PERSON that is a debtor or debtor-in-possession in a case under the Bankruptcy Code or has any similar status in a case under any similar bankruptcy or insolvency LAW of any jurisdiction, any action by such PERSON in furtherance or support of any of the following:

(a)any Chapter 11 plan of reorganization or similar reorganization or liquidation plan that contemplates or would permit a change of control of such PERSON upon or following the effectiveness of such plan, unless such plan and any order confirming or otherwise approving such plan would and does also expressly bind such PERSON, and each of their successors and assigns, to each and every term and provision of this LICENSE AGREEMENT;

(b)any motion or similar pleading or effort to assign this LICENSE AGREEMENT or any of such PERSON’s rights hereunder without the prior written consent of the PARTIES hereto (except as permitted by Section 10);

(c)any motion or similar pleading or effort to assume the LICENSE AGREEMENT or any of the rights of such PERSON hereunder, unless such motion, pleading, or effort and any order entered by a court in connection therewith would and does also expressly result in such PERSON continuing to be bound by each and every term and provision of this LICENSE AGREEMENT, upon and following the assumption; or

(d)any motion, pleading, or similar effort to sell any patent (or any right therein) in which a PARTY has a license under this LICENSE AGREEMENT, unless such motion, pleading, or effort and any order entered by a court in connection therewith would and does also expressly result in such PARTY retaining its full license rights upon and following the sale.

“RETAIL PACKAGED FUELS” shall mean gasoline blended with BIOBUTANOL [ *** ].	*

“SETTLEMENT AGREEMENT” shall mean the Settlement Agreement and Mutual Release effective as of August 22, 2015 executed concurrently by BUTAMAX PARTIES and GEVO with this LICENSE AGREEMENT.

* Confidential Treatment Requested

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“SETTLEMENT CDA” shall mean the confidential disclosure agreement effective as of November 1, 2011, and any amendments thereto, by and between BUTAMAX, E.I. du Pont de Nemours & Company, and BP Biofuels North America LLC, on the one hand, and GEVO, on the other hand.

“SOLIDS SEPARATION TECHNOLOGY” shall mean [   ***   ].

“SPECIALTY CHEMICALS” shall mean [   ***   ] and, for the avoidance of doubt, also excludes DIRECT FUEL BLENDING, ISOOCTANE, DIESEL, OLIGOMERIZED ISOBUTYLENE, MARINE GASOLINE, OFF-ROAD GASOLINE, RETAIL PACKAGED FUELS, PARAXYLENE, ISOBUTYLENE and JET.

* *

“SST LICENSED PLANT” shall mean a plant owned or operated, or partially owned or operated, by (i) GEVO or (ii) its AFFILIATE or other GEVO SUBLICENSEE, which AFFILIATE or GEVO SUBLICENSEE is granted a sublicense hereunder to GEVO’s rights under Section 2(a), and which plant utilizes or otherwise implements any SOLIDS SEPARATION TECHNOLOGY in connection with using BIOCATALYSTS to produce BIOBUTANOL.

“SUBJECT LITIGATION” shall have the meaning set forth in the SETTLEMENT AGREEMENT.

“TECHNOLOGY FEES” shall have the meaning set forth in Section 3(c).

“TERM” shall have the meaning set forth in Section 9(a).

* Confidential Treatment Requested

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“THIRD PARTY” shall mean any PERSON other than GEVO and its AFFILIATES, and BUTAMAX, and its AFFILIATES.

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EXHIBIT B

Consents by Lienholders

[Omitted, Material Agreements Filed Seperately]

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EXHIBIT C

PROTECTION PROTOCOLS FOR BIOCATALYSTS

1.	No third party shall have access to any facility of LICENSEE, its MANUFACTURERS, AFFILIATES or other sublicensees such that the third party may access any live or reproducible BIOCATALYST.
2.

Neither LICENSEE’s MANUFACTURERS nor THIRD PARTY sublicensees (may reverse engineer or otherwise analyze any BIOCATALYST (including determining genetic or other information of any such BIOCATALYSTS), except that, with respect to BIOCATALYSTS of LICENSEE, LICENSEE’s THIRD PARTY sublicensees shall be permitted to exercise the rights granted in Sections 2(a)(x) or 2(b)(x) of this LICENSE AGREEMENT, as applicable).   None of LICENSEE, its MANUFACTURERS, AFFILIATES or other sublicensees may reverse engineer or otherwise analyze any BIOCATALYST of LICENSOR (i.e., the other PARTY).

3.

None of LICENSEE, its MANUFACTURERS, AFFILIATES or other sublicensees may provide live or reproducible BIOCATALYSTS to any other third party (other than each other in accordance with Section 2 of this LICENSE AGREEMENT).  Each of LICENSEE, its MANUFACTURERS, AFFILIATES and other sublicensees may only allow access to BIOCATALYSTS by its authorized and trained employees who are bound by obligations consistent with obligations set forth in this LICENSE AGREEMENT.

4.	Each of LICENSEE, its MANUFACTURERS, AFFILIATES and other sublicensees shall store BIOCATALYSTS in a locked facility that is accessible solely by its authorized and trained employees.
5.	All vials of BIOCATALYSTS shall be appropriately identified as “Property of [name of LICENSOR].”
6.

Each vial of any BIOCATLYSTS shall be documented by a log specifying the number of vials used or removed, the name of each person removing such vials, the date of removal and reference batch/lot in which it is to be consumed.

7.

During each process step, including the conclusion of every fermentation, each of LICENSEE, its MANUFACTURERS, AFFILIATES and other sublicensees shall comply with the applicable protocols agreed by the PARTIES, if any, for cell kill prior to allowing any waste or co-product release of BIOCATALYST.

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8.	Each of LICENSEE, its MANUFACTURERS, AFFILIATES and other sublicensees shall comply with the laboratory strain containment procedures agreed by the PARTIES.
9.	Each of LICENSEE, its MANUFACTURERS, AFFILIATES and other sublicensees shall comply with the all LAWS pertaining to use of BIOCATALYST.

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EXHIBIT D

BUTAMAX PATENTS

[ *** ]	*

* Confidential Treatment Requested

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EXHIBIT E

GEVO PATENTS

[ *** ]	*

* Confidential Treatment Requested

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EXHIBIT F

FACTORS FOR CONSIDERATION – COMMERCIALLY REASONABLE TERMS FOR SUPPLY INTO THE DIRECT FUEL BLENDING FIELD AND THE JET FIELD

In accordance with the terms set forth in this LICENSE AGREEMENT, one PARTY may offer to the other PARTY a supply of BIOBUTANOL for sale into certain fields.  With respect to DIRECT FUEL BLENDING, GEVO may offer supply to BUTAMAX for sales into that field and, with respect to JET, BUTAMAX may offer supply to GEVO for sales into that field, both under COMMERCIALLY REASONABLE TERMS to be offered by the PARTY making the sales into the respective field.

The COMMERCIALLY REASONABLE TERMS may include certain requirements.  These requirements include the following, and failure of the PARTY offering supply of BIOBUTANOL to meet any of these requirements relieves the other PARTY from any obligation to offer such COMMERCIALLY REASONABLE TERMS or accept any such offer of supply.

The PARTY offering supply of BIOBUTANOL will provide BIOBUTANOL that meets the specifications designated by the PARTY making the sales into the applicable field.  The specifications shall be consistent with regulatory and other reasonable requirements, including any quality control requirements for blending BIOBUTANOL into any fuel supply chain or for chemical conversion into a product suitable for blending into JET.

Neither PARTY making the sales into the applicable field will be under an obligation to accept delivery of any BIOBUTANOL that does not meet such specifications and quality standards or that has not been approved by requisite regulatory authorities or that does not have the appropriate RINs attached.

Either PARTY may require certified analysis to evidence that the supply of BIOBUTANOL meets the specifications and quality requirements and was manufactured with all relevant regulatory approvals with respect to the country where the BIOBUTANOL will enter the fuels supply chain.

LEGAL_US_W # 82848909.3	102

Neither PARTY is obligated to offer terms or take supply for the other PARTY or its sublicensees unless the supplying PARTY can guarantee a consistent monthly supply within a normal industry tolerance and the supplying PARTY provides a minimum of twelve (12) month’s advance notice with a commitment to supply for at least that duration; [   ***   ].

Neither PARTY is obligated to offer terms or take supply for the other PARTY or its sublicensees unless receiving PARTY is able to identify a customer for supplied product at the volumes and on the schedule offered; [   ***   ].

* *

Neither Party is obligated to offer terms or take supply for the other Party or its sublicensees where the terms do not provide the selling Party with complete and adequate indemnification against claims by customers relating to product quality, failure to supply, and other supply chain commitments required by customers purchasing isobutanol for use as a fuel.

Product will be delivered to the requested delivery points via the agreed transport mode and the PARTY providing supply shall provide a Safety Data Sheet and a Certificate Of Analysis for all BIOBUTANOL delivered.

Pricing for supply shall be determined at the time of proposed supply and the pricing to be paid by the PARTY distributing the supply to a customer shall be determined to be COMMERCIALLY REASONABLE TERMS when the offered pricing is based on the price that customers are willing to pay and has deducted (x) all of the out-of-pocket costs and expenses incurred by the LICENSOR (including costs and fees relating to storage, shipping, insurance, product and trade regulatory advice, and legal advice), and (y) a reasonable distribution fee of    [   ***   ] of the price paid by the customer purchasing the BIOBUTANOL from such PARTY.  Such pricing shall not be based on the PARTY providing supply’s manufacturing costs.  [   ***   ]

* *

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	103

[   ***   ] None of the foregoing pricing shall include allowance for any royalties payable under Section 3 of this LICENSE AGREEMENT (which shall be paid separately by LICENSEE to LICENSOR in accordance with Section 3 of this LICENSE AGREEMENT), if any, and such royalties shall not be considered in determining COMMERCIALLY REASONABLE TERMS.

*

The PARTY providing supply will warrant that the BIOBUTANOL conforms to the specifications and that the PARTY selling into a field has free and clear title to the BIOBUTANOL manufactured and delivered for sale; and that such BIOBUTANOL shall be delivered free from security interests, liens, taxes and encumbrances.

Neither PARTY shall be obligated to place isobutanol in any fuel supply chain where the price to be offered to a fuel industry customer would disrupt the pricing strategy of such Party or require such PARTY to offer pricing which would cause such PARTY to breach or become obligated under a most favored customer or similar pricing provisions with any customer; [   ***   ].

*

Neither PARTY shall be obligated to offer terms or take supply from the other PARTY or its sublicensees unless all necessary regulatory approvals are in place for the intended application.

With respect to any COMMERCIALLY REASONABLE TERMS to be negotiated by the PARTIES under Sections 2(a) and 2(b) of this LICENSE AGREEMENT, the PARTIES will use commercially reasonable efforts to negotiate such COMMERCIALLY REASONABLE TERMS in good faith within a reasonable time period.

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	104

EXHIBIT G

ACKNOWLEDGEMENT

[ *** ]	*

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	105

[ *** ]	*

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	106

EXHIBIT H

Plain English Description of Rights Licensed Under Sections 2(a)(ii)(y) and 2(b)(ii)(y)

In case of any ambiguity or conflict between the body of this LICENSE AGREEMENT and this Exhibit H, the body of this LICENSE AGREEMENT shall control.

Section 2(a)(ii)(y):

•	Within the first 30 million gallons sold by GEVO in a given year, GEVO has the right to sell up to 30 million gallons royalty-free into the DIRECT FUEL BLENDING field in that year:
o	GEVO may sell up to an initial 15 million gallons directly into the DIRECT FUEL BLENDING field.
▪

To be clear, GEVO’s right to sell this 15 million gallons royalty-free into the DIRECT FUEL BLENDING field only applies to the first 30 million gallons sold by GEVO in that year (such that the only way GEVO could sell this 15 million gallons into the DIRECT FUEL BLENDING field under this basis is if GEVO did not sell more than 15 million gallons (of the first 30 million gallons it sold in the year) into any other field other than the DIRECT FUEL BLENDING field).

o	GEVO has the right to sell an additional 15 million gallons into the DIRECT FUEL BLENDING field, on the following basis:

[ *** ]	*
o

To be clear, GEVO’s right to sell up to 30 million gallons royalty-free into the DIRECT FUEL BLENDING field only applies to the first 30 million gallons sold by GEVO in that year (such that the only way GEVO could sell the full 30 million gallons into the DIRECT FUEL BLENDING field under this basis is if GEVO did not sell any of the first 30 million gallons it sold in the year into any other field other than the DIRECT FUEL BLENDING field).

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	107

Section 2(b)(ii)(y):

•	Within the first 30 million gallons sold by BUTAMAX in a given year, BUTAMAX has the right to sell up to 30 million gallons royalty-free into the JET field in that year:
o	BUTAMAX may sell up to an initial 15 million gallons directly into the JET field.
▪

To be clear, BUTAMAX’s right to sell this 15 million gallons royalty-free into the JET field only applies to the first 30 million gallons sold by BUTAMAX in that year (such that the only way BUTAMAX could sell this 15 million gallons into the JET field under this basis is if BUTAMAX did not sell more than 15 million gallons (of the first 30 million gallons it sold in the year) into any other field other than the JET field).

o	BUTAMAX has the right to sell an additional 15 million gallons into the JET field, on the following basis:

[ *** ]	*
o

To be clear, BUTAMAX’s right to sell up to 30 million gallons royalty-free into the JET field only applies to the first 30 million gallons sold by BUTAMAX in that year (such that the only way BUTAMAX could sell the full 30 million gallons into the JET field under this basis is if BUTAMAX did not sell any of the first 30 million gallons it sold in the year into any other field other than the JET field).

* Confidential Treatment Requested

LEGAL_US_W # 82848909.3	108